UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date:	Time:	Place:
May 24, 2016	11:00 a.m.	Virtual meeting; please visit www.virtualshareholdermeeting.com/STL2016

April 14, 2016

Dear Stockholders:

The Annual Meeting of stockholders of Sterling Bancorp will be held on Tuesday, May 24, 2016, at 11:00 a.m. Eastern Time. This year’s Annual Meeting will be a virtual meeting of stockholders. You will be able to participate in the meeting, vote, and submit questions during the meeting via live webcast by visiting www.virtualshareholdermeeting.com/STL2016. A secure control number that will allow you to attend the meeting electronically can be found on the enclosed proxy card or on the Notice of Internet Availability of Proxy Materials.

Whether or not you plan to participate in the meeting, the Board of Directors strongly encourages you to review the enclosed information and vote your shares. Your vote is important.

The Company’s performance during the fiscal year 2015 was highlighted by significant accomplishments that reflect our commitment to enhancing stockholder value. The Company continued making progress in its strategy of building a high performing regional bank that delivers strong growth and profitability. The Board of Directors believes that the Company’s executive compensation and corporate governance policies will contribute to the Company’s ability to generate strong operating and financial performance and deliver short-term and long-term value for stockholders.

Highlights for the Fiscal Year Ended December 31, 2015

•	On February 11, 2015, we issued and sold to institutional investors 6,900,000 shares of our common stock, par value $0.01 per share, which included 900,000 shares sold upon the exercise of the option to purchase additional shares granted to the underwriters, at a public offering price of $13.00 per share. The Company received proceeds net of underwriting discounts, commissions and expenses of $85.1 million. The net proceeds were used for general corporate purposes and the funding of acquisitions of specialty commercial lending and other businesses, including the acquisition of Damian Services Corporation, a payroll finance services provider, and a portfolio of factoring assets acquired from FCC, LLC, a subsidiary of First Capital Holdings, Inc.

•	On June 30, 2015, Sterling Bancorp completed its acquisition of Hudson Valley Holding Corp (the “HVB Merger”). Immediately following the HVB Merger, Sterling Bancorp became an institution with approximately $11.6 billion in assets, $7.3 billion in gross loans and over $8.8 billion in deposits.

•	For the full year ended December 31, 2015, net income was $66.1 million, or $0.60 per diluted common share, compared to net income of $27.7 million, or $0.34 per diluted common share, for fiscal 2014, and net income of $25.3 million, or $0.58 per diluted common share, for fiscal 2013.

•	At December 31, 2015, total assets were $12.0 billion, total loans were $7.9 billion and total deposits were $8.6 billion.

Corporate Governance

The Board of Directors of Sterling Bancorp is committed to operating the Company in a manner aligned with our stockholders’ interests. The Board of Directors believes that our proposals are all in conformity with best governance practices. Last year, the Company voluntarily proposed to its stockholders that its Board of Directors become “de-staggered,” such that now all of our Directors serve for a one-year term with each Director up for election annually.

 Stockholder Engagement

The Company values its relationship with its stockholders and has expanded its engagement with investors. The Company executives regularly attend investor conferences and hold regular meetings with investors. We have met with many of our institutional investors and prospective investors. We have benefited from this open dialogue and look forward to continuing this communication as we move forward.

Along with our Board of Directors, we wish to thank our stockholders for their continued interest and support. We also wish to thank the entire Sterling Bancorp team, as well, for their hard work and commitment in positioning the Company for even better performance going forward.

Record date: You can vote if you were a stockholder of record on April 1, 2016.
This notice of Annual Meeting, proxy statement, and form of proxy are being distributed and made available on or about April 14, 2016.

Sincerely,

Louis J. Cappelli	Jack L. Kopnisky
Chairman	President and Chief Executive Officer

400 Rella Boulevard, Montebello, New York 10901

(845) 369-8040

NOTICE OF

ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 24, 2016

Notice is hereby given that the Annual Meeting of stockholders of Sterling Bancorp (the “Company”) will be held on Tuesday, May 24, 2016, at 11:00 a.m. Eastern Time. This year’s Annual Meeting will be a virtual meeting of stockholders. You will be able to participate in the 2016 Annual Meeting, vote, and submit your questions during the meeting via live webcast by visiting www.virtualshareholdermeeting.com/STL2016. Be sure to have your 16-digit control number to enter the virtual meeting.

The Annual Meeting is for the purpose of considering and acting upon the:

1.	Election of all current Directors for a one (1) year term until their successors are elected and qualified;

2.	Approval, by non-binding vote, of the compensation of the Named Executive Officers (Say-on–Pay);

3.	Ratification of the appointment of Crowe Horwath LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2016; and

4.	The transaction of such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THESE ITEMS FOR
THE REASONS DESCRIBED IN THE PROXY STATEMENT.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on the date or dates to which the Annual Meeting may be adjourned or postponed. Stockholders of record at the close of business on April 1, 2016 are the stockholders entitled to vote at the Annual Meeting, and any adjournments or postponements thereof.

On or about April 14, 2016, we will mail a Notice of Internet Availability of Proxy Materials (the “Notice”) to stockholders of record at the close of business on April 1, 2016, other than those stockholders who previously requested electronic or paper delivery of communications from us. The Notice contains instructions on how to access an electronic copy of our proxy materials, including our Proxy Statement and our 2015 Annual Report, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2015. The Notice also contains instructions on how to request a paper copy of the proxy materials.

You have three options for submitting your vote before the 2016 Annual Meeting of stockholders:

·	Internet through computer or mobile device such as a tablet or smart phone;
·	Phone; or
·	Mail.

Please vote as soon as possible to record your vote promptly, even if you plan to attend the 2016 Annual Meeting of stockholders on the Internet.

By Order of the Board of Directors

Katharine B. Brown
Corporate Secretary
Montebello, New York
April 14, 2016

IMPORTANT: THE PROMPT RETURN OF PROXIES OR VOTE BY INTERNET OR

TELEPHONE WILL SAVE THE EXPENSE OF FURTHER REQUESTS FOR PROXIES.

GUIDE TO VOTING MATTERS

Our stockholders are being asked to vote on the following matters at our 2016 Annual Meeting of Stockholders:

PROPOSAL	OUR BOARD’S RECOMMENDATION	VOTES REQUIRED FOR APPROVAL

Proposal I. Election of Directors (page 4)

Our Board is currently comprised of sixteen (16) Directors each of whom serves a one-year term which will expire May 24, 2016, at our 2016 Annual Meeting.

The Board believes that the combination of the various qualifications, skills and experiences of each of the Director nominees would continue to contribute to an effective and well-functioning Board and that, individually and as a whole, the Director nominees possess the necessary qualifications to provide effective oversight of the business and quality advice and counsel to the Company’s management.

	FOR each Director Nominee	Plurality of the votes entitled to be cast in the election of directors.

Proposal II. Advisory Vote to Approve Executive Compensation (page 15)

The Company has designed its compensation program to provide a significant portion of total compensation based on performance relative to short-term and long-term financial goals and to encourage executives to maintain meaningful stock ownership in the Company. The Company seeks a non-binding advisory vote from its stockholders to approve the compensation of its named executive officers as described in the Compensation Discussion and Analysis section beginning on page 26 and the Compensation Tables section beginning on page 38. The Board and the Compensation Committee will take into account the outcome of the advisory vote when considering future executive compensation decisions.

	FOR	Affirmative vote of at least a majority of the votes represented at the Annual Meeting, either in person or by proxy, in favor of such ratification.

Proposal III. Ratification of the Appointment of Crowe Horwath LLP as Independent Auditors (page 16)

The Audit Committee has appointed Crowe Horwath LLP to serve as our independent auditors for the fiscal year ending December 31, 2016. The Audit Committee and the Board believe that the continued retention of Crowe Horwath LLP to serve as the independent auditors is in the best interests of the Company and its stockholders. As a matter of good corporate governance, stockholders are being asked to ratify the Audit Committee’s selection of the independent auditors.

	FOR	Affirmative vote of at least a majority of the votes represented at the Annual Meeting, either in person or by proxy, in favor of such ratification.

i

(continued)

ii

VOTING AND MEETING INFORMATION

PROXY STATEMENT

Sterling Bancorp

400 Rella Boulevard

Montebello, New York 10901

(845) 369-8040

ANNUAL MEETING OF STOCKHOLDERS

May 24, 2016

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the “Board”) of Sterling Bancorp (“Sterling” or the “Company”) to be used at the Annual Meeting of stockholders, which will be held on May 24, 2016, at 11:00 a.m. Eastern Time, and all adjournments and postponements of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about April 14, 2016.

MERGER WITH HUDSON VALLEY HOLDING CORP.

On June 30, 2015, Sterling completed its acquisition of Hudson Valley Holding Corp (the “HVB Merger”). Immediately following the HVB Merger, Sterling became an institution with approximately $11.6 billion in assets, $7.3 billion in gross loans and over $8.8 billion in deposits.

CHANGE IN FISCAL YEAR END

On January 29, 2015, our Board of Directors adopted a change in our fiscal year end from September 30 to December 31, as reflected in our proxy statement last year. As such, where appropriate and when 2014 information is referenced, this Proxy Statement contains information relating to both the fiscal year ended September 30, 2014 (“fiscal year 2014”) and the transition period of October 1, 2014 to December 31, 2014 (the “Transition Period”).

STOCKHOLDERS ENTITLED TO VOTE

Holders of record of Sterling’s shares of common stock, par value $0.01 per share, as of the close of business on April 1, 2016 (the “Record Date”), are entitled to one vote for each share then held. As of the Record Date, there were 130,548,989 shares of common stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Stockholders who log on to our virtual meeting of stockholders with their 16-digit control number are considered present in person.

INTERNET AVAILABILITY OF PROXY MATERIALS

We are making this Proxy Statement and our 2015 Annual Report to Stockholders (the “2015 Annual Report”), including our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, filed on February 29, 2016, available to our stockholders primarily via the Internet.

On or about April 14, 2016, we mailed to our stockholders a Notice of Internet Availability containing instructions on how to access our proxy materials, including this Proxy Statement and the 2015 Annual Report. The Notice of Internet Availability also instructs you on how to access your proxy card to be able to vote through the Internet or by telephone. If you received a Notice of Internet Availability by mail, you will not receive a printed copy of the proxy materials in the mail. Other stockholders, in accordance with their prior requests, have received e-mail notification of how to access our proxy materials and vote via the Internet, or have been mailed paper copies of our proxy materials and proxy card or vote instruction form.

Internet distribution of proxy materials is designed to expedite receipt by stockholders, lower the cost of the Annual Meeting, and conserve natural resources. However, if you received a Notice of Internet Availability by mail and would like to receive a printed copy of our proxy materials, please follow the instructions for requesting such materials contained on the Notice of Internet

VOTING AND MEETING INFORMATION

Availability. If you have previously elected to receive our proxy materials electronically, you will continue to review these materials via e-mail unless you elect otherwise.

PARTICIPATING IN THE ANNUAL MEETING

Sterling will be hosting its Annual Meeting live via the Internet. A summary of the information you need to participate in the Annual Meeting online is provided below:

•	Any stockholder can attend the Annual Meeting live via the Internet at www.virtualshareholdermeeting.com/STL2016.
•	Webcast starts at 11:00 a.m. Eastern Time.
•	Stockholders may vote and submit questions while attending the Annual Meeting on the Internet.
•	Please have your 16-digit control number to enter the Annual Meeting.
•	Information on how to attend and participate via the Internet is posted at www.virtualshareholdermeeting.com/STL2016.
•	Webcast replay of the Annual Meeting will be available for one year after the meeting date on the Company’s website at www.sterlingbancorp.com.

VOTING PROCEDURES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments and postponements thereof. Proxies solicited on behalf of the Board will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted “FOR” the proposals set forth in this Proxy Statement and upon the transaction of such other business as may properly come before the Annual Meeting in the discretion of the persons appointed as proxies. Other than the matters listed in the attached Notice of Annual Meeting of Stockholders, the Board knows of no additional matters that will be presented for consideration at the Annual Meeting.

Brokers holding shares in street name for customers who are beneficial owners of such shares are prohibited from giving a proxy to vote such customers’ shares on “non-routine” matters in the absence of specific instructions from such customers. This is commonly referred to as a “broker non-vote.”  Your broker is entitled to vote your shares on the “routine” matter of ratification of the selection of Crowe Horwath LLP as the Company’s independent registered public accounting firm even if you do not provide voting instructions to your broker. Each of the other proposals is considered a “non-routine” matter.

As to the election of Directors, the proxy card being provided by the Board enables a stockholder to vote FOR all nominees proposed by the Board, to WITHHOLD authority for all nominees or to vote FOR ALL EXCEPT one or more of the nominees being proposed. Voting for all nominees except those you list on the proxy card is the equivalent of withholding your vote for those Directors you have listed. Nominees are elected by a plurality of votes cast. Proxies in which the authority to vote for the nominees being proposed is withheld and broker non-votes will not affect the outcome of the vote.

Each stockholder, whether or not he or she plans to participate in the Annual Meeting, is requested to vote electronically via the Internet or by telephone. If you receive a paper copy of the proxy materials, please sign, date and return the accompanying proxy card without delay in the postage-paid envelope provided. Any proxy given by the stockholder may be revoked at any time before it is voted. A proxy may be revoked by filing with the Corporate Secretary of Sterling Bancorp a written revocation or a duly executed proxy card bearing a later date. Any stockholder present at the Annual Meeting may revoke his or her proxy and vote electronically on each matter brought before the Annual Meeting. Stockholders who log on to our virtual meeting of stockholders with their 16-digit control number are considered present in person. However, if you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your record holder in order to vote at the Annual Meeting.

PARTICIPANTS IN THE 401(k) PLAN

Effective January 1, 2015, the Provident 401(k) and Profit Sharing Plan and the Sterling Bancorp/Sterling National Bank 401(k) Plan merged (the surviving plan referred to herein as the “401(k) Plan”). To the extent the 401(k) Plan holds in trust shares of common stock of Sterling Bancorp, the plan trustee votes the shares allocated to participants in accordance with their instructions. When no voting instructions have been received, the trustee will vote the shares allocated to your account in the same proportion as the shares for which the trustee received timely voting instructions.

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VOTING AND MEETING INFORMATION

PRINCIPAL HOLDERS

In accordance with the provisions of our Certificate of Incorporation, record holders of common stock who, individually or together with their affiliates and any other person with whom they or their affiliates are acting in concert, beneficially own in excess of 10% of the issued and outstanding shares of common stock are not entitled to vote any of the shares held in excess of that limit. The Certificate of Incorporation further authorizes the Board (i) to make all determinations necessary to implement and apply that limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own shares of common stock in excess of the limit supply information to enable the Board to implement and apply the limit. The Company is not aware of any beneficial holder of 10% or more of the Company’s common stock as of the record date.

Persons and groups who beneficially own in excess of 5% of the shares of common stock are required to file certain reports with Sterling and the Securities and Exchange Commission (“SEC”) regarding such ownership. See page 17, “Security Ownership of Certain Beneficial Owners, Directors and Executive Officers” for our 5% or more beneficial owners as of April 1, 2016.

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PROPOSAL I – ELECTION OF DIRECTORS

PROPOSAL I — ELECTION OF DIRECTORS

The Board of Directors currently consists of sixteen (16) members, each of whom serves a one-year term which will expire May 24, 2016, at our 2016 Annual Meeting. The Company voluntarily proposed to its stockholders to eliminate staggered terms for Directors at its 2015 Annual Meeting of Stockholders and now requires the annual election of all Directors.

Each Director-nominee (“nominee”) has agreed to serve if elected. If any nominee is not able to serve, the Board may designate a substitute or reduce the number of Directors serving on the Board. Proxies will be voted for the nominees shown below (or if not able to serve, such substitutes as may be designated by the Board). The Board has no reason to believe that any of the nominees will be unable to serve. The nominees will be elected by a plurality of the votes entitled to be cast at the Annual Meeting. A plurality is generally defined as the excess of the votes cast in favor of a Director nominee over those cast in favor of any other nominee. You may vote for up to the number of nominees named, and the nominees receiving the largest number of “FOR” votes will be elected to the Director positions to be filled. Except as indicated herein, there are no arrangements or understandings between any of the nominees and any other person pursuant to which such nominees were selected. See page 21, “Nominating and Corporate Governance Committee.”

The Nominating and Corporate Governance Committee of the Board has nominated the following persons to serve as Directors for a one (1) year term until the 2017 Annual Meeting:

➢ Robert Abrams ➢ John P. Cahill ➢ Louis J. Cappelli ➢ James F. Deutsch	➢ Navy E. Djonovic ➢ Fernando Ferrer ➢ William F. Helmer ➢ Thomas G. Kahn	➢ Jack Kopnisky ➢ James J. Landy ➢ Robert W. Lazar ➢ John C. Millman	➢ Richard O’Toole ➢ Burt Steinberg ➢ Craig S. Thompson ➢ William E. Whiston

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NOMINEE AS DIRECTOR.

OUR BOARD OF DIRECTORS

Set forth below are the current Directors of the Company, their ages and their positions with Sterling, and the length of their Directorship. Each Director’s term expires as of May 24, 2016 at our 2016 Annual Meeting. If re-elected at the 2016 Annual Meeting, each Director’s term will expire at the 2017 Annual Meeting. Depending on when/how each Director joined the Company, his or her “length of directorship” may commence with either Provident New York Bancorp (“Legacy Provident”) or Sterling Bancorp (“Legacy Sterling”) prior to the October 31, 2013 merger (the “Provident Merger”), or Hudson Valley Holding Corp. (“Legacy HVB”) prior to the June 30, 2015 HVB Merger.

The following discussion includes the business experience for the past five (5) years for each of our Director nominees, as well as the qualifications that were the basis for the Board determinations that each Director nominee should serve on the Company’s Board.

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PROPOSAL I – ELECTION OF DIRECTORS

LOUIS J. CAPPELLI, Chairman of the Board

Age 85

Director since: 1971 Committees: Executive (Chairman) and Enterprise Risk Other current public directorships: None Began Board service with Legacy Sterling

Career and Education Highlights:

·	Chairman of the Board of the Company (2013 to present)
·	Joined Legacy Sterling in 1949
·	Elected Chairman of the Board and Chief Executive Officer (“CEO”) of Legacy Sterling (1992 to 2013)
·	Recipient of numerous business and charitable awards
·	Currently serves on the boards of several civic, charitable and ecumenical organizations
·	B.A., Business Administration, Baruch College of City University of New York, Doctor of Humane Letters

JACK KOPNISKY, President & CEO

Age 60

Director since: 2011 Committees: Executive and Enterprise Risk Other current public company directorships: None Began Board service with Legacy Provident

Career and Education Highlights:

·	President and CEO of Legacy Provident and Legacy Provident Bank and continues to hold these positions at the Company and Sterling National Bank (the “Bank”) (2011 to present)
·	CEO of SJB Escrow Corporation (2009 to 2011)
·	Partner at Mercatus LLC (2008 to 2009)
·	President and CEO of First Marblehead Corporation (2005 to 2008)
·	Served in a variety of leadership positions with KeyCorp and predecessor banks (1998 to 2005), including President, Consumer Banking Group; President of KeyBank USA and President of Retail Banking and President and Chief Executive Officer of Key Investment
·	B.A., Business Administration and Economics, Grove City College
·	Graduate, Stonier School of Banking
·	Weatherhead School of Executive Program, Case Western Reserve University

SELECTED DIRECTOR QUALIFICATIONS:

➢    Served as Chairman and CEO of Legacy Sterling for over 20 years, successfully leading Legacy Sterling through various business cycles

➢    Long experience with Legacy Sterling on many levels provides the Board with a valuable perspective on all aspects of the Company’s business

➢    Served in a critical leadership role with experience in credit decisions, strategic planning, risk management, investment strategies and client relations, among others

SELECTED DIRECTOR QUALIFICATIONS:

➢    Over 35 years of experience in the banking and financial services industry, including senior leadership positions as CEO, President, Director and Group Head of commercial banking, consumer finance, community development, private equity, brokerage and asset management businesses

➢    Strong leadership skills

➢    Strategic vision for future growth and continued success of the Company

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PROPOSAL I – ELECTION OF DIRECTORS

ROBERT ABRAMS, Independent Director

Age 77

Director since: 1999 Committees: Nominating & Corporate Governance (Chairman) and Executive Other current public company directorships: None Began Board service with Legacy Sterling

Career and Education Highlights:

·	Member of Stroock & Stroock & Lavan LLP, a law firm specializing in the representation of multinational corporations, private companies, individuals and emerging business enterprises (January 1994 to present)
·	Attorney General of the State of New York for four (4) terms (1979 to 1993)
·	Member of New York State Assembly for three (3) terms (1966 to 1969)
·	Bronx Borough President (1970 to 1978)
·	B.A., Columbia College
·	LL.B., New York University School of Law

JOHN P. CAHILL, Independent Director

Age 57

Director since: 2011 Committees: Nominating & Corporate Governance and Compensation Other current public company directorships: None Began Board service with Legacy HVB

Career and Education Highlights:

·	Counsel at Chadbourne & Parke LLP (March 2007 to present)
·	Co-Founder and Principal of the Pataki-Cahill Group LLC, a strategic consulting firm focusing on the economic and policy implications of domestic energy needs (March 2007 to present)
·	Served in various capacities in the administration of the Governor of New York George E. Pataki (from 1997 to 2006), including Secretary and Chief of Staff to the Governor (2002 to 2006)
·	Director, TBS International (2008 to 2012)
·	B.A., Fordham University
·	J.D., Pace University School of Law
·	LL.M., Pace University School of Law

SELECTED DIRECTOR QUALIFICATIONS:

➢    Over 45 years of experience in government, regulatory, litigation and commercial matters

➢    Served as an elected official and remains active in New York City and New York State matters, including service as a Member of the New York City Charter Review Commission from 2004 to 2005

➢    Extensive knowledge of the Company and the communities the Bank serves

SELECTED DIRECTOR QUALIFICATIONS:

➢    Extensive experience as an attorney in government and in business

➢    Affiliations and active involvement in various civic and non-profit organizations within the Company’s markets

➢    Extensive knowledge of the Company and the communities the Bank serves

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PROPOSAL I – ELECTION OF DIRECTORS

JAMES F. DEUTSCH, Independent Director

Age 60

Director since: 2012

Committees: Executive and Enterprise Risk (Chairman)

Other current public company directorships: Avenue Financial Holdings, Inc., Cape Bancorp, Inc., and MBT Financial Corp.

Began Board service with Legacy Provident

Career and Education Highlights:

·	Managing Partner of Patriot Financial Partners, L.P. (“Patriot”) (April 2011 to present)
·	President, CEO and Director of Team Capital Bank, a community bank which operated in Pennsylvania (November 2004 to April 2011)
·	Director (including two years as Vice Chairman) of Atlantic Community Bankers Bank (2009 to April 30, 2015)
·	Board member, Avenue Financial Holdings, Inc. (Nasdaq: “AVNU”)
·	Board member, Cape Bancorp, Inc. (Nasdaq: “CBNJ”)
·	Board member, MBT Financial Corp. (Nasdaq: “MBTF”)
·	Board member, Bannockburn Global Forex, LLC (privately held)
·	Serves as Chairman and Director of several non-profit agencies
·	B.S., Finance, Lehigh University
·	M.B.A., Business Administration, Lehigh University

NAVY E. DJONOVIC, Independent Director

Age 50

Director since: 2010 Committees: Audit Other current public company directorships: None Began Board service with Legacy Provident

Career and Education Highlights:

·	Partner at Maier Markey & Justic LLP, a certified public accounting firm, providing accounting, auditing and consulting services (January 2010 to present). Ms. Djonovic has been the Controller since January 2001
·	Director of Operations at Mikimoto (America) (1998-1999)
·	Senior Accountant at Arthur Anderson (1996 to 1998)
·	Staff Accountant at Deloitte & Touche LLP (1994 to 1996)
·	Member, New York State Society of Certified Public Accountants
·	Serves on the Boards of a number of non-profit and civic organizations in Westchester County including the Westchester County Association
·	B.A., Accounting, Fordham University

SELECTED DIRECTOR QUALIFICATIONS:

➢    Over 36 years of banking and investment management experience

➢    Brings to the Company a breadth of knowledge in investment banking, commercial lending and corporate finance

➢    Experience in financial services and perspective as both an investor and operator of banks

SELECTED DIRECTOR QUALIFICATIONS:

➢    Experience as a certified public accountant

➢    Background in finance and operations

➢    As a member of, and Director at, several business organizations throughout Westchester County, provides insight on local communities where the Company does business

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PROPOSAL I – ELECTION OF DIRECTORS

FERNANDO FERRER, Independent Director

Age 65

Director since: 2002 Committees: Audit and Enterprise Risk Other current public company directorships: None Began Board service with Legacy Sterling

Career and Education Highlights:

·	Co-Chairman of Mercury Public Affairs, LLC, a part of Omnicom Group Inc., which specializes in public affairs related to business, government, politics and media (October 2006 to present)
·	Appointed to the Board of the Metropolitan Transit Authority (“MTA”) by Governor Andrew Cuomo (June 2011 to present)
·	Director, Regional Plan Association (2007 to present)
·	President of the Drum Major Institute for Public Policy, a non-partisan, non-profit think tank (2002-2004)
·	Bronx Borough President (1987 to 2001)
·	B.A., University Heights College of Arts and Sciences, New York University
·	M.P.A., Baruch College of the City University of New York

WILLIAM F. HELMER, Independent Director

Age 82

Director since: 1999 Committees: Nominating & Corporate Governance Other current public company directorships: None Began Board service with Legacy Provident

Career and Education Highlights:

·	President of Helmer-Cronin Construction, Inc. (May 1961 to present)
·	Trustee, Clarkson University (2008 to present)
·	Chairman of the Board of Legacy Provident from inception in 1999 to 2013
·	Chairman of the Board of Legacy Provident Bank (1994 to 2013); Appointed to the Board in 1974
·	Member and Director of numerous professional, economic development and community organizations throughout Rockland County and New York State
·	B.S., Civil Engineering, Clarkson University

sELECTED dIRECTOR qUALIFICATIONS:

➢    Over 25 years of leadership experience in New York City government

➢    Extensive experience with New York City businesses, including real estate and housing, business development and community relations

➢    Risk management experience through service on the MTA Board

sELECTED dIRECTOR qUALIFICATIONS:

➢    Expansive business experience, leadership skills, and expertise in real estate and construction industries

➢    Extensive experience in banking, bonding, finance, insurance and business management

➢    Provides the Board with insight on local and regional businesses with the markets where the Company does business

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PROPOSAL I – ELECTION OF DIRECTORS

THOMAS GRAHAM KAHN, Independent Director

Age 73

Director since: 2004 Committees: Nominating & Corporate Governance Other current public company directorships: None Began Board service with Legacy Provident

Career and Education Highlights:

·	President of Kahn Brothers Group, Inc., Kahn Brothers LLC, a member of the New York Stock Exchange (the “NYSE”), and Kahn Brothers Advisors LLC, a registered investment advisor located in New York City (July 1978 to present)
·	Licensed chartered financial analyst
·	Registered investment advisor for over 30 years
·	Member, New York Society of Security Analysts
·	Board member, JBI International (privately held) (1988 to present)
·	Serves as a Board member on a number of civic and national non-profit organizations
·	B.A., Cornell University
·	M.B.A., New York University

JAMES J. LANDY, Director

Age 61

Director since: 2000 Committees: Executive Other current public company directorships: None Began Board service with Legacy HVB

Career and Education Highlights:

·	Chairman of the Board of Directors of Legacy HVB and Hudson Valley Bank N.A. (“HV Bank”) (January 2015 through June 2015) and Executive Chairman (2012 to 2014). Served in a variety of other senior positions of HV Bank from 1977 to 2012
·	Serves on the Boards of several civic, charitable and ecumenical organizations throughout Westchester County
·	B.A., Manhattan College
·	Graduate, Stonier School of Banking
·	M.B.M, Banking, Louisiana State University

sELECTED dIRECTOR qUALIFICATIONS:

➢    Over 35 years experience in economics and finance

➢    Broad financial services and investment management expertise

➢    Extensive knowledge of the Company and the communities the Bank serves

sELECTED dIRECTOR qUALIFICATIONS:

➢    Over 40 years of commercial banking experience

➢    As the former President and CEO of HV Bank, brings to the Board invaluable knowledge and expertise regarding the financial services industry

➢    Extensive executive management experience with a unique perspective and understanding of the Company’s customers, products and operations

9

PROPOSAL I – ELECTION OF DIRECTORS

ROBERT W. LAZAR, Independent Director

Age 72

Director since: 2005 Committees: Audit and Compensation Other current public company directorships: None Began Board service with Legacy Sterling

Career and Education Highlights:

·	Senior Advisor to TBC Accounting Firm (2011 to present)
·	President and CEO of the New York Business Development Corporation (1988 to 2005), Director Emeritus (2005 to present)
·	Chairman of the University of Albany School of Business Advisory Board (2006 to present)
·	Consultant to the Independent Bankers Association (2009 to 2011)
·	Serves as a Board member for several charitable organizations
·	Member, KPMG Audit Committee Institute
·	Certified Public Accountant
·	M.S., Accounting, University at Albany
·	B.S., Economics, The Sage Colleges

JOHN C. MILLMAN, Independent Director

Age 73

Director since: 1988 Committees: Enterprise Risk Other current public company directorships: None Began Board service with Legacy Sterling

Career and Education Highlights:

·	President of Legacy Sterling (1993 to 2013)
·	President and CEO of Legacy Sterling Bank (1987 to 2013). Served in a variety of other senior positions at Legacy Sterling Bank from 1976 to 1987
·	B.A., Tulane University

sELECTED dIRECTOR qUALIFICATIONS:

➢    Over 40 years of auditing, business development, small and middle market lending and banking experience

➢    Experience in financial analysis, human resources organization, marketing, strategic planning, public speaking and accounting and financial services

➢    Familiarity with the business community in the markets where the Bank does business

sELECTED dIRECTOR qUALIFICATIONS:

➢    Over 40 years of experience in the financial services industry with substantial knowledge of the Company

➢    Held various leadership positions since joining Legacy Sterling including operations, lending and credit administration, providing invaluable knowledge of the Company’s customers, products and operations

➢    Extensive knowledge and understanding of all aspects of the Company and the communities the Bank serves

10

PROPOSAL I – ELECTION OF DIRECTORS

RICHARD O’TOOLE, Independent Director

Age 59

Director since: 2012 Committees: Compensation (Chairman) and Executive Other current public company directorships: None Began Board service with Legacy Provident

Career and Education Highlights:

·	The Related Companies, a real estate development and management company:
-	Executive Vice President (2008 to present)
-	General Counsel (2014 to present)
-	Consultant (2005 to 2008)
·	Partner at Paul Hastings Janofsky & Walker (2000 to 2005)
·	Board Member Equinox Holding Inc. (privately held) (2016)
·	B.A., St. John’s University
·	J.D., St. John’s University, School of Law
·	LL.M., New York University

BURT STEINBERG, Independent Director

Age 70

Director since: 2000 Committees: Audit, Compensation and Executive Other current public company directorships: None Began Board service with Legacy Provident

Career and Education Highlights:

·	Director Emeritus and Consultant to Ascena Retail Group, Inc., formerly known as Dress Barn, Inc., a NASDAQ listed company (2009 to present) and Executive Director (2001 to 2009); Chief Operating Officer and President (1982 to 2001)
·	President and Consultant to BSRC Consulting (2001 to present)
·	Hedge fund consultant to XLCR Capital Partners LP (2011 to January 2015)
·	Member and Director of a number of business, educational and charitable organizations throughout Rockland and the surrounding regions, including the Rockland Business Association (2014 to present)
·	B.A., City University of New York
·	M.B.A., Columbia University

sELECTED dIRECTOR qUALIFICATIONS:

➢    Over 32 years of legal and merger and acquisition experience and knowledge of real estate and tax matters

➢    Familiarity with the market and communities in which the Bank does business

sELECTED dIRECTOR qUALIFICATIONS:

➢    As a member of the Board and Audit Committee of the Company for over 16 years, provides invaluable financial, accounting and regulatory experience

➢    Experience in financial services, merchandising, finance, advertising, marketing, accounting, mergers and acquisitions

➢    As a member of a number of business, educational and charitable organizations throughout the region, provides insight on local businesses and markets where the Bank does business

11

PROPOSAL I – ELECTION OF DIRECTORS

CRAIG S. THOMPSON, Independent Director

Age 62

Director since: 1988 Committees: Audit and Compensation Other current public company directorships: None Began Board service with Legacy HVB

Career and Education Highlights:

·	President and principal shareholder of Thompson Pension Employee Plans, Inc., a company located in New York City and specializing in pension administration and investment and insurance sales (1983 to present)
·	B.A., Political Science and Government, University of Denver
·	J.D., Boston University School of Law

WILLIAM E. WHISTON, Independent Director

Age 62

Director since: 2013 Committees: Enterprise Risk Other current public company directorships: None Began Board service with Legacy HVB

Career and Education Highlights:

·	Chief Financial Officer of the Archdiocese of New York, a religious not-for-profit organization, based in New York City (January 2002 to present)
·	Served in a number of executive positions at Allied Irish Bank, including lending, product development and operations/compliance (1972-2001)
·	Trustee, St. Patrick’s Cathedral, St. Patrick’s Landmark Foundation and St. Joseph’s Seminary
·	Member, Provident Healthcare, which is a member of Archcare
·	B.A., Pace University
·	M.B.A., Stern School of Business, New York University

sELECTED dIRECTOR qUALIFICATIONS:

➢    Over 33 years of pension plan and related business experience, which provides the Board with unique insights regarding the development of potential customer relationships and opportunities for the Company

➢    As a director of HV Bank since 1988, brings to the Board invaluable knowledge and expertise regarding the business of the Bank, as well as the community the Bank serves

sELECTED dIRECTOR qUALIFICATIONS:

➢    Over 40 years of business experience in the areas of finance, financial services and e-commerce

➢    Provides the Board with a unique perspective on business management matters

➢    Knowledge of the communities in which the Bank serves

12

PROPOSAL I – ELECTION OF DIRECTORS

Director Independence

The Board has determined that each of the Company Directors, with the exceptions of Messrs. Cappelli, Kopnisky, Millman and Landy is “independent” as defined by the NYSE listing standards and the rules of the Securities and Exchange Commission (the “SEC”). We believe we comply with all applicable requirements of the SEC and NYSE relating to Director independence and the composition of the committees of our Board of Directors.

Legend for the below Company Director Guideline Criteria Table:

1 = Robert Abrams	5 = Navy E. Djonovic	9 = Jack Kopnisky	13 = Richard O’Toole

2 = John P. Cahill	6 = Fernando Ferrer	10 = James J. Landy	14 = Burt Steinberg

3 = Louis J. Cappelli	7 = William F. Helmer	11 = Robert W. Lazar	15 = Craig S. Thompson

4 = James F. Deutsch	8 = Thomas G. Kahn	12 = John C. Millman	16 = William E. Whiston

Guideline Criteria	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16
Reputation for integrity, honesty and adherence to high ethical standards	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Willingness and ability to contribute positively to the collegial decision-making process of the Board	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Demonstrated business and financial acumen and experience	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Prominence within professional discipline and/or industry	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Commitment to attend and participate in Board and Board Committee meetings regularly	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
No conflict of interest that would impair ability to represent the interests of all Company stockholders and fulfill responsibilities of a director	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Contribute to Board diversity (in terms of race, gender, national origin, etc.)					X	X
Strengths and experience that contribute to ability to serve effectively on one or more Board Committees (audit, compensation, governance and nominating)	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Experience in leading mergers and acquisitions			X	X					X	X		X	X	X
Familiarity with capital markets, financing transactions			X	X				X	X	X	X	X	X	X		X

13

PROPOSAL I – ELECTION OF DIRECTORS

Guideline Criteria	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16
Experience in integrating acquired businesses after mergers and acquisitions strategy, and investor relations			X	X					X	X				X
Experience identifying, evaluating and managing corporate risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Current or past board member of another mid-cap or large public company				X			X	X	X	X		X	X	X

*         *         *

14

PROPOSAL II – NON-BINDING VOTE TO APPROVE EXECUTIVE COMPENSATION

PROPOSAL II — NON-BINDING VOTE TO APPROVE
EXECUTIVE COMPENSATION

In accordance with Section 14(a) of the Exchange Act, stockholders are being given the opportunity to vote on an advisory (non-binding) resolution to approve the Company’s executive compensation, as described below under “Compensation Discussion and Analysis,” the compensation tables and narrative discussions of NEO compensation in this Proxy Statement. Consistent with the voting results for this proposal at the 2011 Annual Meeting, the Board determined that an advisory vote to approve executive compensation would be conducted annually.

The Board recommends the approval of its executive compensation proposal. It believes the Company’s compensation programs are centered on a pay-for-performance culture and are strongly aligned with the long-term interests of our stockholders by rewarding performance against established corporate financial goals, strong executive leadership and superior individual performance. An important component of management’s performance requirements is strong risk management oversight to ensure that compensation plans do not encourage management to take unnecessary or excessive risks that could threaten the value of the Company. By providing a combination of annual base salary, cash incentives, long-term equity compensation and competitive benefits, our goal is to attract, motivate and retain a qualified and talented team of executives who will help maximize the Company’s long-term financial performance, growth and profitability. The Company’s compensation program is designed to provide a significant portion of total compensation based on performance relative to short-term and long-term financial goals and to encourage executives to maintain significant stock ownership in the Company. The Compensation Committee regularly reviews the components of each NEO’s compensation package and generally targets 50% of the total compensation opportunity to be based on a combination of short-term and long-term performance. We accomplish these objectives through an integrated total compensation program.

This proposal, commonly referred to as a “Say-on-Pay” proposal, gives you, as a stockholder, the opportunity to endorse or not endorse the Company’s executive pay program through the following non-binding resolution:

“RESOLVED, that the compensation of Sterling Bancorp’s Named Executive Officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and the related narrative disclosures, is hereby approved.”

At the Company’s 2015 Annual Meeting of stockholders, ninety-six percent (96%) of the votes cast on the Say-on-Pay proposal were voted in favor of the Company’s executive compensation program. Given the significant level of support from the Company’s stockholders, the Compensation Committee and the Board believe that the Company is taking a measured, informed and responsible approach to executive compensation which incorporates all of the Company’s objectives and policies, including, but not limited to, a pay for performance culture that retains executives who perform strongly. The Board and Compensation Committee considered this substantial affirmation as one of many factors in crafting an executive compensation program that largely mirrors the stockholder approved approach.

This is an advisory vote only, and neither the Company nor the Board of Directors will be bound to take action based upon the outcome. The Board of Directors and the Compensation Committee will consider the vote of the stockholders when considering future executive compensation arrangements.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF
THE COMPANY’S EXECUTIVE COMPENSATION PROPOSAL.

*       *       *

15

PROPOSAL III – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL III — RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of Sterling has approved the engagement of Crowe Horwath LLP (“Crowe Horwath”) to be Sterling’s independent registered public accounting firm for the fiscal year ending December 31, 2016. At the Annual Meeting, stockholders will consider and vote on the ratification of the engagement of Crowe Horwath for Sterling’s fiscal year ending December 31, 2016. A representative of Crowe Horwath is expected to participate in the Annual Meeting, to respond to appropriate questions and to make a statement if he or she so desires.

In order to ratify the selection of Crowe Horwath as the independent registered public accounting firm for the 2016 fiscal year, the proposal must receive the affirmative vote of at least a majority of the votes represented at the Annual Meeting, either in person or by proxy, in favor of such ratification.

Stockholder ratification of the selection of Crowe Horwath is not required by Sterling’s Bylaws or otherwise. However, the Board is submitting the selection of the independent registered public accountant to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection of Crowe Horwath, the Audit Committee will reconsider whether to retain that firm or not. Even if the selection is ratified, the Audit Committee may, at its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change is in the best interests of the Company and its stockholders.

Audit Fees

The aggregate fees billed to us by Crowe Horwath for professional services rendered by Crowe Horwath for the audit of our annual financial statements, review of the financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided by Crowe Horwath in connection with statutory and regulatory filings and engagements were $845,000, $465,000 and $735,000 during the fiscal year ended 2015, the Transition Period, and the fiscal year ended September 30, 2014, respectively.

Audit Related Fees

The aggregate fees billed to us by Crowe Horwath for assurance and related services rendered by Crowe Horwath that are reasonably related to the performance of the audit and review of the financial statements and services provided in connection with the HVB Merger, benefit plan audits, capital offerings and that are not already reported in “Audit Fees,” were $283,251, $-0- and $124,985 during the fiscal year ended 2015, the Transition Period and the fiscal year ended September 30, 2014, respectively.

Tax-Related Fees

The aggregate fees billed to us by Crowe Horwath for professional services rendered by Crowe Horwath for tax consultations and tax compliance were $190,289, $169,000 and $296,140 during the fiscal year ended 2015, the Transition Period and the fiscal year ended September 30, 2014, respectively.

All Other Fees

The aggregate fees billed to us by Crowe Horwath primarily for internal audit services with respect to regulatory compliance consulting were $177,000, $-0- and $71,505 during the fiscal year ended 2015, the Transition Period and the fiscal year ended September 30, 2014, respectively.

The Audit Committee pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for us by an independent registered public accounting firm, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended, which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee pre-approved 100% of the audit related fees and tax fees described above during the 2015 fiscal year, the Transition Period and the fiscal year ended September 30, 2014, respectively.

THE AUDIT COMMITTEE OF THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF CROWE HORWATH AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2016 FISCAL YEAR.

*       *       *

16

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND EXECUTIVE OFFICERS

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,
DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information regarding beneficial ownership of our common stock as of April 1, 2016, by:

·	each person, or group of affiliated persons, known to us to beneficially own more than 5% of the outstanding shares of our common stock;
·	each of our Directors;
·	each person who was a named executive officer; and
·	all of our Directors and executive officers as a group.

The percentages shown in the following table are based on 130,548,989 shares of common stock outstanding as of April 1, 2016. Beneficial ownership is determined in accordance with the rules of the SEC, and includes voting and investment power with respect to shares. The number of shares beneficially owned by a person includes shares subject to options held by that person that were exercisable as of April 1, 2016, or within 60 days of that date. The shares issuable under those options are treated as if they were outstanding for computing the percentage ownership of the person holding those options, but are not treated as if they were outstanding for the purposes of computing the percentage ownership of any other person. Unless otherwise indicated below, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under applicable law.

The following table sets forth the number of shares of our common stock beneficially owned by the indicated parties. Unless otherwise indicated, the address of each person is c/o Sterling Bancorp, 400 Rella Boulevard, Montebello, New York 10901.

Name	Amount and Nature of Beneficial Ownership		Percent of Class
Directors Robert Abrams	58,231	(1)	*
John P. Cahill	17,382	(2)	*
Louis J. Cappelli	968,629	(3)	*
James F. Deutsch	500		*
Navy E. Djonovic	10,796		*
Fernando Ferrer	22,722	(4)	*
William F. Helmer	472,993	(5)	*
Thomas G. Kahn	1,339,309	(6)	1.03%
James J. Landy	449,634	(7)	*
Robert W. Lazar	24,443	(8)	*
John C. Millman	495,225	(9)	*
Richard O’Toole	10,796		*
Burt Steinberg	249,815	(10)	*
Craig S. Thompson	351,207	(11)	*
William E. Whiston	14,673		*
Named Executive Officers
Jack Kopnisky	478,124	(12)	*
Luis Massiani	71,048	(13)	*
James R. Peoples	98,033	(14)	*
Rodney Whitwell	78,996	(15)	*
Michael E. Finn	53,001	(16)	*

17

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND EXECUTIVE OFFICERS

All Directors and Executive Officers as a Group (21 persons)(17)	5,295,208	4.04%
BENEFICIAL OWNERS HOLDING MORE THAN 5%
BlackRock Inc. 55 East 52nd Street New York, New York 10022	11,184,524(18)	8.57%
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	8,884,932(19)	6.81%
Dimensional Fund Advisors LP Palisades West, Building One 6300 Bee Cave Road Austin, Texas 78746	6,961,892(20)	5.33%

_____________________

* Denotes less than 1% owned.

(1)	The shares shown as owned by Mr. Abrams include 3,000 common shares held by The Jacob J. Schulder Trust, of which he is trustee, and the beneficial ownership of which he disclaims.
(2)	The shares shown as owned by Mr. Cahill include 2,534 common shares owned indirectly in an Individual Retirement Account and 1,327 shares of phantom stock.
(3)	The shares shown as owned by Mr. Cappelli include 897 common shares owned by his spouse and 184,760 common shares owned indirectly by the Cappelli Family Investors LLC, beneficial ownership of which he disclaims, and 9,950 common shares owned indirectly in an Individual Retirement Account.
(4)	The shares shown as owned by Mr. Ferrer include 211 common shares owned indirectly in an Individual Retirement Account.
(5)	The shares shown as owned by Mr. Helmer include 68,121 common shares owned by his spouse, beneficial ownership of which he disclaims, 76,106 shares owned indirectly in an Individual Retirement Account and 44,322 shares owned directly by his 401(k). Mr. Helmer has pledged 284,444 of his directly-held shares as collateral.
(6)	The shares shown as owned by Mr. Kahn include 1,015,361 common shares held by Kahn Bros. Group Inc., 18,055 common shares held as custodian, 31,555 shares owned indirectly in an Individual Retirement Account, 1,000 common shares held by an Individual Retirement Account for his spouse and 212,822 common shares held as trustee for various institutes, pension and profit-sharing plans, funds and foundations, the beneficial ownership of which he disclaims. The shares shown also include 17,363 common shares in a discretionary customer account held by Kahn Brothers, the beneficial ownership of which he disclaims.
(7)	The shares shown as owned by Mr. Landy include 152,196 common shares owned by his spouse and 12,480 common shares owned by his spouse as custodian for their child, both of which he disclaims beneficial ownership of. Mr. Landy has pledged 179,668 of his directly-held shares as collateral.
(8)	The shares shown as owned by Mr. Lazar include 9,739 common shares owned indirectly in an Individual Retirement Account and 702 shares of phantom stock.
(9)	The shares shown as owned by Mr. Millman include 367 common shares owned by his spouse, 1,511 shares held by his spouse’s Individual Retirement Account, beneficial ownership of which is disclaimed and 112,054 common shares owned indirectly in an Individual Retirement Account.
(10)	The shares shown as owned by Mr. Steinberg include 105,489 common shares held by trusts, 10,260 shares owned indirectly in an Individual Retirement Account, and 415 common shares held as custodian, beneficial ownership of which he disclaims.
(11)	The shares shown as owned by Mr. Thompson include 13,687 common shares held in a profit sharing plan, 64,847 shares owned indirectly in an Individual Retirement Account, 2,810 shares owned by his spouse, beneficial ownership of which is disclaimed, and 1,263 shares held as custodian, beneficial ownership of which he disclaims. Mr. Thompson has pledged 230,239 of his directly-held shares as collateral.
(12)	The shares shown as owned by Mr. Kopnisky include 10,000 common shares owned by his spouse, beneficial ownership of which he disclaims, 4,461 shares owned jointly with his spouse and 247,916 common shares underlying stock options exercisable within 60 days.
(13)	The shares shown as owned by Mr. Massiani include 39,112 common shares underlying stock options exercisable within 60 days.

18

CERTAIN INFORMATION ABOUT OUR EXECUTIVE OFFICERS

(14)	The shares shown as owned by Mr. Peoples include 54,684 common shares underlying stock options exercisable within 60 days.
(15)	The shares shown as owned by Mr. Whitwell include 49,185 common shares underlying stock options exercisable within 60 days.
(16)	The shares shown as owned by Mr. Finn include 16,480 shares owned indirectly in an Individual Retirement Account.
(17)	Includes the following held by one executive officer not appearing in the table: 29,651 common shares.
(18)	Based upon information contained in the Schedule 13G/A filed by BlackRock Inc. (“BlackRock”) with the SEC on January 27, 2016, BlackRock beneficially owned 11,184,524 shares of common stock as of December 31, 2015, with sole voting power over 10,915,872 shares, shared voting power over 0 shares, sole dispositive power over 11,184,524 shares and shared dispositive power over 0 shares.
(19)	Based upon information contained in the Schedule 13G filed by The Vanguard Group (“Vanguard”) with the SEC on February 10, 2016, Vanguard beneficially owned 8,884,932 shares of common stock as of December 31, 2015, with sole voting power over 151,718 shares, shared voting power over 15,000 shares, sole dispositive power over 8,725,324 shares and shared dispositive power over 159,608 shares.
(20)	Based upon information contained in the Schedule 13G/A filed by Dimensional Fund Advisors LP (“Dimensional”) with the SEC on February 9, 2016, Dimensional beneficially owned 6,961,892 shares of common stock as of December 31, 2015, with sole voting power over 6,644,945 shares, shared voting power over 0 shares, sole dispositive power over 6,961,892 shares and shared dispositive power over 0 shares.

CERTAIN INFORMATION ABOUT OUR EXECUTIVE OFFICERS

Qualifications and Business Experience

Executive Officers

The following provides certain business experience for the past five (5) years with respect to individuals who serve as our executive officers. Information concerning the business experience of Mr. Kopnisky, who serves as our CEO and President, is provided in “Proposal I – Election of Directors,” above. Mr. Finn and Mr. Blose joined the Company in connection with the HVB Merger and thus were each designated an “executive officer” during fiscal year 2015.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Name	Age	Positions Held With Sterling Bancorp
Luis Massiani	39	Senior Executive Vice President and Chief Financial Officer
James R. Peoples	66	Senior Executive Vice President and Chief Banking Officer
Rodney Whitwell	57	Senior Executive Vice President and Chief Operating Officer
Michael E. Finn	51	Executive Vice President, Chief Risk Officer
James P. Blose	47	Executive Vice President, General Counsel and Chief Legal Officer

Luis Massiani currently serves as Senior Executive Vice President (since October 2014) and Chief Financial Officer of the Company and the Bank. Mr. Massiani was appointed as Executive Vice President and Chief Financial Officer at Legacy Provident NY Bancorp and Legacy Provident Bank effective December 2012. Mr. Massiani was most recently Director of the Investment Banking Department of Credit Suisse Securities (USA) LLC. Prior to joining Credit Suisse in May 2011, Mr. Massiani served first as Vice President, then later as a Director, of the investment banking department of Citadel Securities LLC, from September 2009. From August 2005 to September 2009, Mr. Massiani worked in the Financial Institutions Group of Citigroup Global Markets Inc., first as an Associate, and later as Vice President.

James R. Peoples currently serves as Senior Executive Vice President of the Company and the Bank (since October 2014) and Chief Banking Officer of the Bank (since September 2014). Mr. Peoples was appointed as Executive Vice President and Market President of Regional Banking of Legacy Provident Bank and Executive Vice President of Legacy Provident in November 2011. Mr. Peoples has over 40 years of experience in financial services and credit management. He served as President for KeyBank in the

19

CORPORATE GOVERNANCE AND RELATED MATTERS

Seattle Cascades District from 1999 through 2008, and Chairman, President and CEO of United Western Bank in Denver, Colorado from 2010 to 2011.

Rodney Whitwell currently serves as Senior Executive Vice President (since October 2014), Chief Operating Officer of the Company and the Bank. Mr. Whitwell also served as Chief Risk Officer of the Bank effective November 2013 through June 2015. Mr. Whitwell was appointed as Executive Vice President and named Chief Operating Officer of Legacy Provident Bank and Legacy Provident in November of 2011. Mr. Whitwell has over thirty (30) years of leadership experience in financial services. Mr. Whitwell was Principal at Mercatus LLC, a national financial services consulting and investing firm, from 2010 to 2011. From 2008 to 2010, he served as CEO at Union Federal Savings Bank, a subsidiary of The First Marblehead Corporation in Boston, Massachusetts, and from 2007 to 2008 he served as Senior Vice President of New Business Initiatives at The First Marblehead Corporation. He served as Director of Segment Management for Key Corporation in Cleveland, Ohio from 2004 to 2007.

Michael E. Finn currently serves as Executive Vice President, Chief Risk Officer of the Company and the Bank. Mr. Finn was appointed Executive Vice President, Chief Risk Officer of HV Bank in January 2014. From August 2011 to December 2013, Mr. Finn served as Senior Advisor to the Deputy Comptroller of the Office of the Comptroller of the Currency. From September 2004 to August 2011, Mr. Finn served as a Regional Director for the Office of Thrift Supervision.

James P. Blose currently serves as Executive Vice President, General Counsel and Chief Legal Officer of the Company and the Bank. Mr. Blose was appointed Executive Vice President, General Counsel & Secretary of HV Bank in October 2013. Prior to joining HV Bank, Mr. Blose served as a partner with the law firm of Griffin, Coogan, Blose, Sulzer & Horgan, P.C., located in Bronxville, New York, since December 2003.

Section 16(a) Beneficial Ownership Reporting Compliance

Our executive officers and Directors and beneficial owners of greater than 10% of the outstanding shares of common stock are required to file reports with the SEC disclosing beneficial ownership and changes in beneficial ownership of our common stock. SEC rules require disclosure if an executive officer, Director or 10% beneficial owner fails to file these reports on a timely basis. Based on the Company’s review of ownership reports required to be filed for the fiscal year 2015, no executive officer, Director or 10% beneficial owner of the Company’s shares of common stock failed to file ownership reports on a timely basis, except for the following: (i) a Form 4 for Mr. Bizenov reflecting one (1) transaction of acquired stock received by will or the laws of descent and distribution (Mr. Bizenov was a designated “executive officer” during fiscal year 2015 and, although still with the Company, is not currently designated an “executive officer” and thus does not otherwise appear in this Proxy Statement); and (ii) a Form 4 for Mr. Thompson reflecting one (1) transaction of a sale of common stock pursuant to a 10b5-1 plan.

CORPORATE GOVERNANCE AND RELATED MATTERS

Code of Ethics

Sterling has adopted a Code of Ethics that is designed to uphold the highest standards of ethics, professionalism, fairness, honesty and respect. The Code of Ethics is applicable to Sterling’s Directors and employees, including the Company’s principal executive officer, principal financial and accounting officer, chief risk officer and all officers performing similar functions. The Code of Ethics addresses conflicts of interest, the treatment of confidential information and compliance with applicable laws, rules and regulations. The Code of Ethics is available on the Company’s Internet website at www.sterlingbancorp.com under the heading “Governance Documents.” Amendments to and waivers of the Code, as applicable, are disclosed on the Company’s website.

Meetings and Committees of the Board

The business of the Board is conducted at regular and special meetings of the Board and its committees. In addition, the independent members of the Board meet in executive session periodically. The Chairman of the Nominating and Corporate Governance Committee presides over all executive sessions. During fiscal year 2015, the Board held nine (9) regular meetings. No member of the Board or any committee thereof attended less than 75% of the aggregate meetings of the Board and the committees of which he or she is a member.

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CORPORATE GOVERNANCE AND RELATED MATTERS

Board or Committee Meeting	Number of Meetings Held
Board of Directors	9
Executive Committee	2
Nominating and Corporate Governance Committee	5
Audit Committee	11
Compensation Committee	6
Enterprise Risk Committee	4
Credit Risk Subcommittee	7

Copies of Sterling’s Corporate Governance Guidelines, Code of Ethics and the charters of each standing committee adopted by the Board are available on the Company’s Internet website (www.sterlingbancorp.com) under the heading “Governance Documents.” During fiscal year 2015, our Board committees consisted of the committees described below.

Executive Committee. Prior to the HVB Merger, the Executive Committee consisted of Chairman Cappelli, who also served as Chairman of the Committee; President, CEO and Director Kopnisky; and Directors Abrams, Ferrer, Helmer and Steinberg. Following the effective date of the HVB Merger (June 30, 2015), on July 2, 2015 the Board resolved that the Executive Committee would consist of Chairman Cappelli, who also serves as Chairman of the Committee; President, CEO and Director Kopnisky; and Directors Abrams, Deutsch, Landy, O’Toole and Steinberg. The Executive Committee meets to review major matters that may be brought to the full Board. The Committee is empowered to act on behalf of the full Board of Directors, with certain limitations, in the event action is deemed necessary prior to a meeting of the full Board of Directors. The Executive Committee may also consider topics of importance to the organization that are not within the scope of other committees in order to provide a working forum in which to consider the matters. Matters reviewed by the Executive Committee are reported to the full Board at its next meeting. The Executive Committee met two (2) times during fiscal year 2015.

Nominating and Corporate Governance Committee. Prior to the HVB Merger, the Nominating and Corporate Governance Committee consisted of Directors Abrams, who served as Chairman, Helmer, Klein, and O’Toole. Following the effective date of the HVB Merger (June 30, 2015), on July 2, 2015 the Board resolved that the Nominating and Corporate Governance Committee would consist of Directors Abrams, who serves as Chairman, Cahill, Helmer and Kahn. All Committee members are independent. The Nominating and Corporate Governance Committee met five (5) times during fiscal year 2015, which includes one (1) joint meeting with the Compensation Committee.

The Nominating and Corporate Governance Committee’s responsibilities include the periodic review of the size, structure and composition of the Board and making recommendations for change, when appropriate, establishing procedures for evaluating the Board of Directors, reviewing Board policies, reviewing and evaluating Board compensation and recommending changes thereto, reviewing Sterling’s Certificate of Incorporation and Bylaws, reviewing and approving related-party transactions, reviewing the Company’s Insider Trading Policy and establishing and recommending to the Board the stock ownership guidelines for Directors and management.

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service.

Current members of the Board with skills and experience that are relevant to Sterling’s business and who are willing to continue Board service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective through new Board members. If there were a vacancy on the Board because any member of the Board does not wish to continue in service, or if it is decided not to re-nominate a Director for re-election, the Nominating and Corporate Governance Committee would determine the desired skills and experience of a new nominee, solicit suggestions for Director candidates from all Board members, and may engage in other search activities (which activities may be conducted through a sub-committee). Criteria identified by the Board from time to time include factors relative to the overall composition of the Board and such other factors as the Nominating and Corporate Governance Committee deem appropriate, such as a potential candidate’s business experience, specific areas of expertise, skills, background and independence consistent with the Company’s Corporate Governance Guidelines and applicable New York Stock Exchange rules. When identifying nominees to serve as a Director, the Nominating and Corporate Governance Committee seeks to create a Board that is strong in its collective knowledge and has a diversity of background, skills and experience with respect to accounting and finance, information technology, management

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CORPORATE GOVERNANCE AND RELATED MATTERS

and leadership, vision and strategy, business operations, business judgment, industry knowledge, knowledge of the community served, experience in identifying and solving for risks associated with financial institutions and corporate governance.

Candidates should possess certain attributes, including integrity and a devotion to ethical behavior, a primary interest in the well-being of Sterling, a capacity for independent judgment, good business acumen, the capacity to protect confidential information, an ability to work as a member of a team and a willingness to evaluate other opinions or points of view. In addition to examining a candidate’s qualifications in light of the above attributes, the Nominating and Corporate Governance Committee would consider the following: the overall character of the candidate and any existing or potential conflict of interest; the candidate’s willingness to serve and ability to devote the time and effort required; the candidate’s record of leadership; and the ability to develop business for Sterling.

As previously reported, effective immediately prior to the consummation of the HVB Merger, James B. Klein resigned as a member of the Board of Directors of the Company and the Bank. The Agreement and Plan of Merger with HVB (the “Merger Agreement”), provides that, effective as of June 30, 2015, the Company would appoint four (4) members of the Board of Directors of Legacy HVB, as designated by the Company, to the Boards of Directors of the Company and the Bank. In connection with this provision, the Company’s Board increased the size of the Board to sixteen (16) members, effective upon consummation of the HVB Merger (June 30, 2015), and elected John P. Cahill, James J. Landy, Craig S. Thompson and William E. Whiston, each of whom were members of the Board of Directors of Legacy HVB immediately prior to the HVB Merger.

The Nominating and Corporate Governance Committee may consider qualified candidates for Director suggested by our stockholders. Stockholders can suggest qualified candidates for Director by writing to our Corporate Secretary at 400 Rella Boulevard, Montebello, New York 10901. The Corporate Secretary must receive a submission not less than ninety (90) days prior to the anniversary date of the mailing of our proxy materials for the preceding year’s Annual Meeting. The submission must include the following:

·	A statement that the writer is a stockholder and is proposing a candidate for consideration by the Committee;

·	The name and address of the stockholder as such information appears on Sterling’s books, and the number of shares of Sterling’s common stock that are owned beneficially by such stockholder. If the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required;

·	The name, address and contact information for the candidate, and the number of shares of common stock of Sterling that are owned by the candidate. If the candidate is not a holder of record, appropriate evidence of the stockholder’s ownership will be required;

·	A statement of the candidate’s business and educational experience;

·	Such other information regarding the candidate as would be required to be included in the Company’s Proxy Statement pursuant to SEC Regulation 14A;

·	A statement detailing any relationship between the candidate and any customer, supplier or competitor of the Company or its affiliates;

·	Detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

·	A statement that the candidate is willing to be considered and willing to serve as a Director if nominated and elected.

Submissions that are received and that satisfy the above requirements are forwarded to the Chairman of the Nominating and Corporate Governance Committee for further review and consideration. A nomination submitted by a stockholder for presentation by the stockholder at an Annual Meeting of stockholders must comply with the procedural and informational requirements described in “Advance Notice of Business to be conducted at an Annual Meeting,” below.

Audit Committee. Prior to the HVB Merger, the Audit Committee consisted of Directors Steinberg, who served as Chairman, Djonovic, Ferrer and Lazar. Following the effective date of the HVB Merger (June 30, 2015), on July 2, 2015 the Board resolved that the Audit Committee would consist of Directors Steinberg, who serves as Chairman, Djonovic, Ferrer, Lazar and Thompson. The Board of Directors has determined that each member is financially literate and has determined that Director Steinberg

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CORPORATE GOVERNANCE AND RELATED MATTERS

qualifies as an “audit committee financial expert” as defined under SEC rules and regulations by virtue of his background and experience. Director Steinberg also qualifies as a financial expert in accordance with the listing standards of the NYSE applicable to Audit Committee members. Each member of the Audit Committee is “independent” as defined by Rule 10A-3 of the Exchange Act and in accordance with the listing standards of the NYSE.

As more fully described in the Audit Committee Charter, the Audit Committee is responsible for overseeing our accounting and financial reporting processes, including the quarterly review and the annual audit of our consolidated financial statements by the independent registered public accounting firm, internal controls and financial risk management. In addition, the Audit Committee meets with our internal Chief Auditor to review the results of audits of specific areas on a quarterly basis. The Audit Committee met eleven (11) times during fiscal year 2015.

Compensation Committee. Prior to the HVB Merger, the Compensation Committee consisted of Directors Helmer, who served as Chairman, Abrams, Lazar and Steinberg, each of whom is independent. Following the effective date of the HVB Merger (June 30, 2015), on July 2, 2015 the Board resolved that the Compensation Committee would consist of Directors O’Toole, who serves as Chairman, Cahill, Lazar, Steinberg and Thompson, each of whom is independent. The Compensation Committee is responsible for determining the salaries of the President and CEO and all executive officers, as well as for succession planning and approving new appointments to the Executive staff. The Compensation Committee also determines annual cash incentive payments to the President and CEO and other executive officers in accordance with the terms of the STI Plan (as defined herein). Determinations with respect to grants under stock benefit plans are made by the Compensation Committee, excluding any Director who is not considered “disinterested” for purposes of Section 162(m) of the Internal Revenue Code. The Compensation Committee met six (6) times during fiscal year 2015.

Enterprise Risk Committee. Prior to the HVB Merger, the Enterprise Risk Committee consisted of Directors Ferrer, who served as Chairman, Cappelli, Deutsch, Kahn, Kopnisky and Millman. Following the effective date of the HVB Merger (June 30, 2015), on July 2, 2015 the Board resolved that the Enterprise Risk Committee would consist of Directors Deutsch, who serves as Chairman, Cappelli, Ferrer, Kopnisky, Millman and Whiston. The Enterprise Risk Committee’s responsibilities include overseeing all aspects of enterprise risk management. The Committee assists the Board of Directors and oversees the efforts of Company management in formulating strategies, policies and procedures with respect to the identification, measurement, management and control of all categories of risk. The Enterprise Risk Committee met four (4) times during fiscal year 2015.

Credit Risk Subcommittee. The Enterprise Risk Committee has a Credit Risk Subcommittee that oversees the Bank’s lending activities including, but not limited to, (i) overseeing the efforts of Bank management to maintain appropriate risk/reward metrics within the loan portfolio, (ii) reviewing with management trends in loan portfolio performance, and (iii) reviewing certain audits and regulatory examinations with respect to the Bank’s loan portfolio. Prior to the HVB Merger, the Credit Risk Subcommittee consisted of Directors Deutsch, who served as Chairman, Cappelli, Kopnisky and Millman. Following the effective date of the HVB Merger (June 30, 2015), on July 2, 2015 the Board resolved that the Credit Risk Subcommittee would consist of Directors Ferrer, who serves as Chairman, Cappelli, Deutsch, Kopnisky and Millman. The Credit Risk Subcommittee met seven (7) times during fiscal year 2015.

	Executive Committee	Nominating & Corporate Governance Committee	Audit Committee	Compensation Committee	Enterprise Risk Committee
Robert Abrams	•	C
John P. Cahill		•		•
Louis J. Cappelli	C				•
James F. Deutsch	•				C
Navy E. Djonovic			•
Fernando Ferrer			•		•
William F. Helmer		•
Thomas G. Kahn		•
Jack Kopnisky	•				•
James J. Landy	•
Robert W. Lazar			•	•
John C. Millman					•
Richard O’Toole	•			C
Burt Steinberg	•		C*	•

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CORPORATE GOVERNANCE AND RELATED MATTERS

	Executive Committee	Nominating & Corporate Governance Committee	Audit Committee	Compensation Committee	Enterprise Risk Committee
Craig S. Thompson			•	•
William E. Whiston					•

•	Member
C	Chair
*	Audit Committee Financial Expert

Audit Committee Report

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management bears primary responsibility for the financial statements and the reporting process, including the system of internal controls and disclosure controls. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those audited consolidated financial statements with United States generally accepted accounting principles.

As part of its ongoing activities, the Audit Committee has:

·	Reviewed and discussed with management the Company’s audited consolidated financial statements for the fiscal year 2015;

·	Discussed with the independent registered public accounting firm the matters required to be discussed under Public Company Accounting Oversight Board (“PCAOB”) standards; and

·	Received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence as currently in effect and discussed with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, filed with the SEC on February 29, 2016.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Sterling specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

This report has been provided by the Audit Committee:

Burt Steinberg, Chairman

Navy E. Djonovic

Fernando Ferrer

Robert W. Lazar

Craig Thompson

Communications with the Board

All interested parties who wish to contact our Board or an individual Director may do so by writing to: Board of Directors, Sterling Bancorp, 400 Rella Boulevard, Montebello, New York 10901, Attention: CEO or Corporate Secretary. Interested parties who wish to communicate directly with the presiding Director of Board executive sessions or with the Company’s non-management Directors as a group may do so by writing to the address directly listed above, but by addressing such communication to the Chairman of the Nominating and Corporate Governance Committee. The letter should indicate if the author is a stockholder of Sterling, and, if shares are not held of record, should include appropriate evidence of stock ownership. Communications are reviewed by the Corporate Secretary and are then distributed to the Board or the individual Director, as appropriate, depending on the facts and circumstances outlined in the communications received. The President and CEO, however, may directly respond at his discretion. If

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CORPORATE GOVERNANCE AND RELATED MATTERS

appropriate, the Corporate Secretary may (1) handle an inquiry directly, or (2) forward a communication for response by another employee of Sterling. A copy of any such communication and response is forwarded to the Board at the next available Board meeting. The Corporate Secretary has the authority not to forward a communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

Board Leadership Structure and the Board’s Role in Risk Oversight

The Board has reviewed the current Board leadership structure of the Company, the Bank and all affiliates, which consists of a separate Chairman of the Board and a President/CEO. The Chairman of the Board performs all duties and has all powers which are commonly incident to the office of Chairman of the Board or which are delegated to him by the Board of Directors, including presiding at all meetings of the stockholders and all meetings of the Board of Directors. The President and CEO has responsibility for the management and control of the business and affairs of the Company and has general supervision of all of the officers (other than the Chairman of the Board), employees and agents of the Company. The Board believes that separating the roles enhances both the independence of the Board and its effectiveness in discharging its responsibilities and that this procedure is currently the most appropriate Board leadership structure for the Company.

The Board has established an Enterprise Risk Committee whose responsibilities include overseeing all aspects of the enterprise-wide risk management and meets at least on a quarterly basis. The Enterprise Risk Committee consists of Directors Deutsch, who serves as Chairman, Cappelli, Ferrer, Kopnisky, Millman and Whiston. The Committee’s main responsibilities include providing specific oversight of the Company’s enterprise-wide risk management functions and reporting to the Board on its activities. The Committee oversees the efforts of Company management in formulating strategies, policies and procedures with respect to the identification, measurement, management and control of all categories of risk, including (a) credit risk, (b) market and capital risk, including interest rate risk and liquidity and funding risk, (c) operational risk, including information technology and information security risk, (d) strategic business risk including business planning, human resources, legal and compliance, BSA/AML and financial reporting, and (e) reputation risk. In such capacity, the Committee is responsible for, among other things, overseeing the efforts of management in (i) fostering the establishment and maintenance of an effective risk management culture, (ii) assisting the Board in establishing prudent levels of risk consistent with the Company’s strategic objectives and in promulgating appropriate corresponding reporting and escalation guidelines, (iii) assessing and monitoring the effectiveness of the Company’s risk management leadership and infrastructure, (iv) monitoring trends within each category of risk, including those identified above, and also any interrelationship among multiple risks, (v) considering risk associated with any major new Company initiatives, (vi) assessing the Bank’s capital management and allocation, and (vii) facilitating the education of the full Board as necessary with respect to any pertinent risk topics. In conjunction with the Enterprise Risk Committee, on a quarterly basis, the Chief Risk Officer presents a consolidated Risk Assessment Report to the Board covering credit risk, market and capital risk, operational and IT controls, information security, and strategic risks.

The Audit Committee also plays a role in risk oversight. The Audit Committee has oversight responsibility with respect to the integrity of the Company’s financial reporting process and systems of internal controls regarding finance and accounting, as well as its financial statements.

Attendance at Annual Meetings of Stockholders

Sterling does not have a policy regarding Director attendance at Annual Meetings of stockholders. All of our Directors at the time of the meeting attended either in person or by phone the prior fiscal year’s Annual Meeting of stockholders.

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COMPENSATION DISCUSSION & ANALYSIS

COMPENSATION DISCUSSION & ANALYSIS

Executive Summary

Our Strategic Accomplishments

The Company’s three (3)-year annualized total stockholder return through December 31, 2015 was 23.0%, which was above the peer group median of 14.6% and peer group 75th percentile of 16.7%.

We continued to make strong progress in fiscal year 2015 in expanding Sterling’s presence in the greater New York metropolitan region and placing increased emphasis on our commercial banking activities.

As a result of our recent merger activity and our continued strong organic growth, Sterling is a larger, more profitable and more diversified company. As of December 31, 2015, total assets were $12.0 billion and total loans were $7.9 billion, which represented growth of $4.5 billion and $3.0 billion, respectively, over December 31, 2014. For the twelve (12) months ended December 31, 2015, reported GAAP net income was $66.1 million and diluted earnings per share were $0.60. These operating results included merger-related and restructuring charges incurred in connection with the HVB Merger of $46.1 million.

On February 11, 2015, we issued and sold to institutional investors 6,900,000 shares of our common stock, par value $0.01 per share, which included 900,000 shares sold upon the exercise of the option to purchase additional shares granted to the underwriters, at a public offering price of $13.00 per share. The Company received proceeds net of underwriting discounts, commissions and expenses of $85.1 million. The net proceeds were used for general corporate purposes and the funding of acquisitions of specialty commercial lending and other businesses, including the acquisition of Damian Services Corporation, a payroll finance services provider, and a portfolio of factoring assets acquired from FCC, LLC, a subsidiary of First Capital Holdings, Inc.

On June 30, 2015, Sterling completed its acquisition of Hudson Valley Holding Corp (the “HVB Merger”). Immediately following the HVB Merger, Sterling became an institution with approximately $11.6 billion in assets, $7.3 billion in gross loans and over $8.8 billion in deposits. The HVB Merger has allowed us to continue to accelerate loan growth, increase our ability to gather low cost core deposits and generate substantial cost savings and revenue enhancement opportunities.

In addition to delivering strong financial results, the Company also made significant progress on its key strategic initiatives outlined for fiscal year 2015. These included the merger and integration of Legacy HVB, termination and settlement of its defined benefit pension plan, accelerating organic growth through the recruitment of new commercial teams and continued consolidation of financial centers and consumer businesses. As a result of these strategic initiatives, the Company incurred significant costs that were not contemplated in the original business plan for 2015.

Highlights of Fiscal Year 2015 Compensation Program and Actions

The Company’s executive compensation program is designed to align total compensation with performance while enabling us to attract, motivate and retain high quality executive management. The Compensation Committee regularly reviews the Company’s compensation programs to ensure they are consistent with safe and sound business practices, regulatory requirements, emerging industry trends and stockholder interests.

At our 2015 Annual Meeting of Stockholders, the Sterling Bancorp 2015 Omnibus Equity and Incentive Plan (the “2015 Omnibus Plan”) was proposed to, and approved by, the Company’s stockholders of record as of April 1, 2015. The purpose of the 2015 Omnibus Plan is to promote the growth and profitability of the Company by providing certain directors and employees of the Company, the Bank, and their subsidiaries with long-term incentives. Long-term incentives are designed to drive corporate objectives, attract and retain individuals of outstanding competence and reward participants for positive performance of the common stock of the Company. The 2015 Omnibus Plan became effective on the date of approval, May 28, 2015.

Our compensation program continues to focus on performance-based pay that reflects our achievements on an annual basis and our ability to deliver long-term value to our stockholders. We have a balanced approach to total compensation that includes a mix

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COMPENSATION DISCUSSION & ANALYSIS

of base/fixed pay and variable/performance-based pay, cash and equity and short- and long-term incentive compensation. For the fiscal year 2015, our compensation targets and pay mix were the following:

Fiscal Year Ended December 31, 2015

Performance-Based:	64%	Performance-Based:	50%
Linked to Share Value:	37%	Linked to Share Value:	25%

Governance Highlights

The Compensation Committee continued to maintain the following compensation best practices:

·	An executive compensation clawback policy.
·	Stock ownership guidelines for executive officers.
·	No gross-up provisions on excise taxes paid in connection with a change in control in all executive officer employment agreements.
·	Limited perquisites.
·	Anti-hedging policy.
·	Pledging restriction policy.

Effect of 2015 Say on Pay Vote

At the Company’s 2015 Annual Meeting, stockholders cast an advisory vote regarding the Company’s executive compensation (“Say on Pay” proposal). Ninety-six percent (96%) of the votes cast on the Say on Pay proposal were voted in favor of the Company’s executive compensation program. Given this significant level of support from the Company’s stockholders, the Compensation Committee and the Board believe that the Company is taking a measured, informed and responsible approach to executive compensation which incorporates all of the Company’s objectives and policies set forth above including, but not limited to, a pay for performance culture that retains executives who perform strongly. The Board and the Compensation Committee considered this substantial affirmation as one of many factors in crafting an executive compensation program that largely mirrors the stockholder approved approach and will continue to seek stockholder feedback on our compensation programs.

Role of the Compensation Committee

The Compensation Committee consists of no fewer than three (3) members of the Board, each of whom is independent. The Chair of the Compensation Committee reports on material committee actions at Board meetings.

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COMPENSATION DISCUSSION & ANALYSIS

The Compensation Committee reviews all elements of compensation for the Company’s President and CEO, CFO and the three (3) other most highly compensated executive officers (collectively, the “Named Executive Officers” or “NEOs”). Elements of compensation are reviewed individually and in the aggregate, including a review of base salary, annual cash incentives, total cash compensation, long-term incentives and/or equity awards, total direct compensation, benefits and perquisites. In addition, the Compensation Committee reviews the interplay between pay and performance and considers all elements in the aggregate as part of an executive’s total compensation package. The Compensation Committee reviews its philosophy and executive compensation practices annually.

The Compensation Committee’s major duties and responsibilities are the following:

·	Review overall compensation, benefit and perquisites programs.
·	Evaluate CEO and other executive officer performance.
·	Review all aspects of the CEO’s pay program including approval of base salary, annual incentives, equity and benefits.
·	Review all aspects of the pay programs of the executive officers who report to the CEO.
·	Assess the risk in connection with the compensation program to ensure executives are not encouraged or rewarded for taking excessive risk.
·	Award annual cash incentive payments to the CEO and other executive officers in accordance with the terms of the Executive Officer Short-Term Incentive Plan.
·	Review, evaluate and, if applicable, approve incentive, equity and executive benefit plans.
·	Oversee the Company’s compliance with all regulations related to executive compensation.
·	Review and approve all severance and termination arrangements for executive officers.
·	Review and approve the CD&A.

The Compensation Committee has the authority to delegate any of its responsibilities to one or more subcommittees consisting of one or more of its members, as the Committee deems appropriate in its sole discretion.

Role of Management

Although the Compensation Committee makes independent determinations on all matters related to compensation of the NEOs, certain members of management are requested to attend meetings and/or provide input to the Compensation Committee. Input may be sought from the CEO, Chief Human Capital Officer (“CHCO”), CFO, Chief Risk Officer or others to ensure the Compensation Committee has the information and perspective it requires to carry out its duties.

In particular, the Compensation Committee will seek input from the CEO on matters relating to strategic objectives, Company performance goals and an annual business plan. In addition, the CEO provides to the Compensation Committee a self-assessment of his annual performance, as well as summaries of executive officer performance and recommendations relating to executive officer compensation, for its review at the end of each fiscal year. The CEO is not present when the Compensation Committee discusses his performance and compensation.

The CHCO assists the Compensation Committee on the design, administration and operation of the Company’s compensation programs. The CHCO may be requested, on the Compensation Committee’s behalf, to work with the Compensation Committee’s independent consultant to develop proposals for the Compensation Committee’s consideration. The Compensation Committee also receives regular updates from the Company’s Chief Risk Officer and CFO throughout the year as appropriate.

Although executives provide insight, suggestions and recommendations regarding executive compensation, only Compensation Committee members vote on decisions regarding executive compensation. The Committee regularly meets in executive session without management.

Role of the Compensation Consultant

The Compensation Committee has the authority to retain a compensation consultant to advise on executive compensation matters. The Compensation Committee also has access to outside legal counsel and other experts as needed. The compensation consultant and other experts serve at the request of the Compensation Committee, which has the power and authority to retain such experts and approve fees and retention terms.

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COMPENSATION DISCUSSION & ANALYSIS

The Compensation Committee retained Meridian Compensation Partners, LLC (“Meridian”) in 2015 to serve as independent compensation consultant and to perform the following tasks, among others: conduct a review of the competitiveness and effectiveness of the Company’s executive compensation program relative to market practice, assist in the design of equity-based performance awards and assist with fiscal year end decisions providing ongoing advice and counsel as requested. Meridian also conducted a review of the competitiveness of the Company’s director compensation program, which was presented to the Nominating and Corporate Governance Committee. Meridian reported directly to the Compensation Committee and did not perform any other services for the Company. In the event that the Company desires to seek Meridian’s expertise for assistance with other issues not directly related to executive compensation, the Compensation Committee would first approve such activities.

In retaining Meridian, the Compensation Committee determined that, based on the information presented to it, Meridian was independent and that its engagement did not present any conflicts of interest. In making this determination, the Compensation Committee noted that (a) Meridian provided no other services to the Company other than compensation consulting; (b) no personal or business relationships exist between Meridian and members of the Board or executive officers; (c) Meridian and its consultants do not directly own any shares of the Company’s stock; and (d) Meridian maintains a written policy designed to avoid conflicts of interest that may arise. Meridian also determined that it was independent from the executive officers and confirmed this in a written statement delivered to the Chair of the Compensation Committee. Further, the Compensation Committee noted that Meridian had performed similar services for Legacy HVB prior to the HVB Merger. Based on the above, the Compensation Committee reviewed and concluded that Meridian’s services comply with the standards adopted by the SEC and NYSE regarding compensation advisor independence and conflicts of interest. The Compensation Committee will continue to monitor compliance with these requirements on an ongoing basis.

Executive Compensation Philosophy

Our executive compensation program is intended to align the interests of our executive officers with stockholders by rewarding performance against pre-established corporate financial goals, strong executive leadership and superior individual performance. By providing annual cash incentives, long-term equity compensation and conservative but competitive benefits, our goal is to attract, motivate and retain a qualified and talented team of executives who will help maximize the Company’s long-term financial performance, growth and profitability.

The Company’s compensation program is designed to provide a significant portion of total compensation based on performance relative to short-term and long-term financial goals and to encourage executives to maintain significant stock ownership in the Company. The Compensation Committee reviews at least annually the components of each NEO’s compensation package and targets at least 50% of the total compensation opportunity to be based on a combination of short-term and long-term performance. We accomplish these objectives through an integrated total compensation program.

The Compensation Committee regularly assesses the components of the executive compensation program with advice from its independent compensation consultant. Periodically, the independent consultant will conduct a benchmarking study utilizing a peer group of banks of similar asset size as well as a number of industry survey sources. The purpose of this assessment is to provide market perspective to the Compensation Committee as it sets base salaries and incentive opportunities for the next year. The Compensation Committee believes that ongoing monitoring of the Company’s programs and pay decisions, as well as that of its industry and peers, enables it to assess the effectiveness of pay decisions and ensure the executive compensation program meets desired objectives. In the fall of 2014 and 2015, the Compensation Committee requested benchmarking analyses from Meridian to provide a comprehensive view of executive compensation. The benchmarking analyses in both cases found that the overall target total compensation was at or below market for most NEOs, considering the Company’s increased size and new peer group post-Provident Merger in 2014 and post-HVB Merger in 2015.

The following peer group was used for 2014 and 2015 compensation decisions. The peer group was originally developed in 2013 following the Provident Merger to reflect banks and thrifts of similar asset size in the northeast region. The peer group included the following financial institutions with median asset size similar to the Company’s post Provident Merger size:

Berkshire Hills Bancorp, Inc.	Brookline Bancorp, Inc.	Community Bank System, Inc.
F.N.B. Corporation	First Commonwealth Financial Corp.	Flushing Financial Corporation
Fulton Financial Corporation	Independent Bank Corp.	National Penn Bancshares, Inc.
NBT Bancorp Inc.	Northwest Bancshares, Inc.	Provident Financial Services, Inc.
S&T Bancorp, Inc.	Sandy Spring Bancorp, Inc.	Signature Bank

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COMPENSATION DISCUSSION & ANALYSIS

Susquehanna Bancshares, Inc.	Tompkins Financial Corporation	TrustCo Bank Corp NY
Valley National Bancorp	WSFS Financial Corporation

Following the HVB Merger, the Compensation Committee again engaged Meridian to conduct a competitive review of executive compensation for the combined entity and the reorganized executive team. Meridian updated the peer group in order to reflect the Company’s continued growth and its post HVB Merger asset size. The following peer group was used in determining the equity-based performance grants awarded to Mr. Kopnisky and Mr. Massiani in December 2015. This peer group was and will be used for fiscal 2016 executive and Director compensation decisions. This new peer group reflects banks of similar asset size in an expanded geographic region.

Bank United	Customers Bancorp	FCB Financial Holdings
F.N.B. Corporation	First Commonwealth Financial	First Financial Bancorp
First Midwest Bancorp	Fulton Financial Corporation	Hancock Holding Company
Heartland Financial USA	Independent Bank Corp.	MB Financial
National Penn Bancshares	Private Bancorp	Pinnacle Financial Partners
Signature Bank	Talmer Bancorp	UMB Financial Corporation
United Bankshares	United Community Banks	Valley National Bancorp
Webster Financial Corporation	Wintrust Financial Corporation

Our total compensation program includes the following components:

Component	Objective/Purpose
Base Salary

•      Provide competitive base compensation to recognize executives’ roles, responsibilities, contributions, experience, leadership and performance. Our salaries generally are targeted to be within the range of market median.

•      Represent fixed compensation that is the basis for other compensation elements such as incentive pay.

•      Sufficient to discourage inappropriate risk taking by executives.

•      Actual salaries and increases reflect an executive’s performance, experience and pay level relative to internal and external salary relationships.

Annual Cash Incentive Awards

•      Motivate and reward achievement of specific annual performance goals. We provide competitive compensation when performance goals are achieved; above or below median pay when performance is above or below performance.

•      Align executives with the Company’s strategic plan and critical performance goals. Provide meaningful “pay-at-risk” that is earned each year based on performance. Actual awards vary based on performance.

•      Encourage teamwork and collaboration across the Company.

Equity Compensation/ Long-term Incentives

•      Target long-term incentive opportunities that are competitive with industry practice and norms. Such opportunities reward executives for long-term growth, profitability and creating stockholder value.

•      Align executive and stockholder interests through stock awards which are tied to stock price appreciation.

•      Ensure sound risk management by providing a balanced view of performance and long-term stockholder value.

•      Grant restricted stock to help ensure executives have an ownership/equity interest.

•      Grant performance shares to incentivize executives over multi-year periods.

Benefits and Perquisites	• Provide insurance and retirement security benefits. • Provide limited perquisites to be competitive with industry practice and enable the Company to attract, motivate and retain qualified talent.

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COMPENSATION DISCUSSION & ANALYSIS

Component	Objective/Purpose
Employment Agreements and Severance/Change in Control Benefits	• Be competitive with industry practice. • Protect the executive and the Company in the event of termination. • Retain executives in the event of a change in control.

Executive Compensation Program Elements

Consistent with past years, the Company’s total compensation program for fiscal year 2015 consisted of four (4) main components: base salary, annual cash incentive compensation, long-term incentives/equity compensation and benefits. Due to the change in the fiscal year-end, long-term incentives were awarded during the transition period in October 2014.

Base Salary

2015 Decisions. The Compensation Committee did not recommend any changes to base salary for Messrs. Kopnisky, Massiani, Peoples or Whitwell for 2015. Mr. Finn, who joined the Company effective June 30, 2015 following the HVB Merger, was an NEO in 2015 for the first time with the Company. The 2015 base salary of Mr. Finn was established as part of the HVB Merger transaction to reflect his role in the Company post-merger consistent with the Compensation Committee’s review of market data and performance assessments of similarly-situated executives at peer companies.

Name / Positions	2015 Annualized Base Salary
Jack Kopnisky, President and CEO	$750,000
Luis Massiani, Senior Executive Vice President and CFO	400,000
James Peoples, Senior Executive Vice President and Chief Banking Officer	400,000
Rodney Whitwell, Senior Executive Vice President and Chief Operating Officer	350,000
Michael E. Finn, Executive Vice President, Chief Risk Officer	350,000

Annual Cash Incentive Compensation

An important element of our performance-based pay program is our Executive Officer Short-Term Incentive Plan (the “STI Plan”), which includes the participation of officers with the title of Senior Vice President and above. In February 2016, the Compensation Committee awarded annual cash incentive compensation to the Company’s NEOs pursuant to the Company’s STI Plan based on certain performance goals following the completion of the twelve (12)-month performance period ended December 31, 2015.

Performance Measures

Under the 2015 Omnibus Plan, performance measures are established by the Compensation Committee on an annual basis and are tied specifically to the Company’s financial performance. In determining the NEOs’ awards, the Compensation Committee considered a combination of corporate (earnings per share, return on average assets and the 2015 strategic plan), business unit and individual performance factors. These factors included a review of the Company’s overall performance relative to its strategic plan, the individual achievement of each NEO relative to annual goals, and the NEO’s overall contribution to the Company. The weights of these factors are summarized in the following table:

	Annual Cash Incentive Weighting of Performance Goals
NEO	Corporate	Business Unit	Individual
CEO	70%	0%	30%
Other NEOs	70%	15%	15%

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COMPENSATION DISCUSSION & ANALYSIS

Each executive, except for our CEO, had business unit performance objectives specific to his or her role. For example, market presidents may have specific loan and deposit target goals; operational manager performance is measured mainly through efficiency and productivity metrics. Individual performance objectives focused on the contribution of the NEO to the successful execution of the Company’s strategic plan in 2015.

The table below outlines the corporate metrics, targets and relative weightings established by the Compensation Committee for the NEOs for the year ended December 31, 2015:

Metric	Weighting	Threshold	Target	Stretch
Earnings per Share	50%	$0.83	$0.95	$1.02
Return on Average Assets	50%	1.03%	1.16%	1.26%

Performance was assessed after the end of the performance period against the performance objectives. Cash incentive payments based on the Company’s financial performance were made only if one or more financial metrics met or exceeded the thresholds established by the Compensation Committee.

Target Annual Incentive Opportunities

The STI Plan is cash-based and a target incentive opportunity (defined as a percentage of base salary) established by the Compensation Committee for each position based on role, responsibilities and market practice. Potential awards range from 50% of target for threshold performance to a cap of 150% of target for stretch performance. The 2015 annual incentive targets and ranges were the following:

	Annual Cash Incentive as a % of Base Salary
Name/Title	Threshold (50%)	Target (100%)	Maximum (150%)
Jack Kopnisky, President & CEO	37.5%	75.0%	112.5%
Luis Massiani, SEVP & CFO	27.5	55.0	82.5
James Peoples, SEVP & CBO	27.5	55.0	82.5
Rodney Whitwell, SEVP & COO	27.5	55.0	82.5
Michael E. Finn, EVP & Chief Risk Officer	20.0	40.0	60.0

For each NEO, the target incentive value was based on base salary earnings for fiscal year 2015 as follows:

	Annual Incentive Target Fiscal 2015
Name/Title	Eligible Base Salary Earnings	Target % of Base	Target $ Value
Jack Kopnisky, President & CEO	$750,000	75%	$562,500
Luis Massiani, SEVP & CFO	400,000	55	220,000
James R. Peoples, SEVP & CBO	400,000	55	220,000
Rodney Whitwell, SEVP & COO	350,000	55	192,500
Michael E. Finn, EVP & Chief Risk Officer(1)	311,712	40	124,685

___________________

(1)	In fiscal 2015, Mr. Finn’s base salary earnings included (i) his base salary at Hudson Valley through June 30, 2015, when he joined the Company following the HVB Merger, and (ii) his base salary at the Company of $350,000 through December 31, 2015.

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COMPENSATION DISCUSSION & ANALYSIS

2015 STI Plan Payouts

Corporate Performance Assessment

At the end of the year, the Compensation Committee determined a payout percentage based on the Company’s financial performance, combined with an assessment of individual and business unit performance of the NEO. Based on how the Company performed against both earnings per share, as adjusted (“EPS”) and its goals for return on average tangible assets, as adjusted (“ROTA”), in addition to taking into consideration the Committee’s discretionary assessment of the execution of the 2015 strategic plan, the Compensation Committee scored the Corporate Component at 125% of target for Messrs. Kopnisky, Peoples and Whitwell and at 150% of target for Mr. Massiani. (See attached Annex A to this proxy statement for a description of the GAAP reconciliation).

	Performance Goals
Measure	Threshold	Target	Stretch	Actual Adjusted
Earnings per share	$0.83	$0.95	$1.02	$0.96
Return on average tangible assets	1.03%	1.16%	1.26%	1.22%

Final STI Plan Payouts—2015

In addition to the Corporate Component outlined above, the Compensation Committee also took into consideration the discretionary aspect of each executive’s execution of the Company’s 2015 strategic plan, from each of a corporate, business and individual perspective.

In assessing the Company’s 2015 strategic plan accomplishments generally, the Compensation Committee considered, among other factors, the following:

·	the Company completed the HVB Merger on June 30, 2015 and completed its integration by year-end;

·	the HVB Merger increased the size of the Company to $12.0 billion in assets, ranking the Bank as one of the top 100 banks in the country in terms of total assets;

·	the Company also completed the acquisitions of Damian Services, FCC’s factoring assets, LLC and Green Campus Partners;

·	the Company increased its number of commercial teams from 22 to 29 and consolidated eight financial centers; and

·	excluding the balances acquired in the HVB Merger, the Company’s total loans increased $1.3 billion and total deposits increased $206.9 million in fiscal year 2015.

Mr. Kopnisky, our Chief Executive Officer, is evaluated by the Compensation Committee from a discretionary aspect based upon the overall performance of the Company, including its accomplishment of strategic plans as outlined above, shareholder return and certain core financial results of the Company for 2015.

For our executive officers other than our CEO, the Compensation Committee reviews each executive’s performance relative to corporate, business and individual considerations. Below are the primary factors considered by the Committee when determining payouts for each executive:

·	Mr. Massiani, our Chief Financial Officer, exhibited strong leadership as CFO of the Company, enabling the Company to meet its growth targets and achieve strong operating results both organically and through acquisitions such as HVB. He also created a strong performing accounting, treasury and finance team.

·	Mr. Peoples, our Chief Banking Officer, exhibited strong leadership, successfully implementing the team-based strategy in the Company by attracting high performing teams and individuals to the Company. He successfully expanded the number of commercial teams from 22 to 29 during 2015.
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COMPENSATION DISCUSSION & ANALYSIS

·	Mr. Whitwell, our Chief Operating Officer, exhibited effectiveness in establishing programs to transition the Company to a more effective platform, including overseeing the conversion of HVB. He was directly responsible for leading several expense improvement initiatives and merger integration activities in 2015.

·	Mr. Finn, our Chief Risk Officer, was instrumental in creating a solid risk platform for HVB prior to the HVB Merger, which was efficiently transitioned to Sterling. Subsequent to the HVB Merger, Mr. Finn developed an effective enterprise risk management organization within the Company.

Based on both the above performance measures and the discretionary aspect, the 2015 cash incentive payments were awarded as follows relative to the 2015 target value:

Name/Title	2015 Target Value	2015 Cash Incentive Payment
Jack Kopnisky, President & CEO	$562,500	$700,000
Luis Massiani, SEVP & CFO	220,000	300,000
James R. Peoples, SEVP & CBO	220,000	275,000
Rodney Whitwell, SEVP & COO	192,500	230,000
Michael E. Finn, EVP & Chief Risk Officer (1)	124,685	145,000

___________________

(1)	Per Mr. Finn’s employment agreement, his 2015 short-term incentive payment would not be less than target for fiscal year 2015. Mr. Finn’s individual performance was assessed above target, which resulted in an above target payment.

Equity Compensation/Long-Term Incentives

Another key element of executive compensation is the Company’s long-term incentive plan, which provides equity based compensation that supports our goals to provide performance-based compensation that is aligned with our stockholders’ interests and serves as a long-term retention tool for high performing executives. Shares granted as part of the long-term incentive plan are issued from the 2015 Omnibus Plan.

Fiscal 2015 Target Long-Term Incentive Opportunities

As previously disclosed, on January 29, 2015, our Board of Directors adopted a change in our fiscal year end from September 30 to December 31. As discussed in last year’s proxy statement, our fiscal 2014 long-term incentive awards were made in October 2013 and our fiscal 2015 long-term incentive awards were made in October 2014. As a result, the Company did not issue any additional regular annual long-term incentive awards in fiscal 2015. The Company made another regular annual long-term incentive award in the first quarter of 2016 as discussed below in the section “Executive Compensation for 2016.”

During fiscal 2015, the Compensation Committee approved certain one-time equity awards to our CEO, CFO and CRO. In January 2015, the CEO received a one-time grant of restricted stock in recognition of the Bank’s strong performance in 2014, including, but not limited to, the successful integration following the Provident Merger. This award vests in three equal annual installments beginning on the first anniversary of the grant date.

A retention equity award was granted to our CRO, in connection with Mr. Finn’s retention letter agreement, which became effective June 30, 2015 in connection with the HVB Merger. Following the effective date, Mr. Finn was granted this retention equity award, which will vest in equal installments on each of the first three (3) anniversaries of the effective date of the HVB Merger.

Effective December 8, 2015, the Compensation Committee granted the CEO and CFO one-time special performance-vested awards in order to meet several goals: 1) recognize executives’ outstanding performance and contributions to the Company’s recent growth, success and shareholder value, 2) reward future stockholder value and 3) serve as a retention tool and in consideration for the executive entering into a new employment agreement. Each grant has three (3) performance goals (with each applying to one-third (1/3) of the total number of shares granted) based upon predetermined percentages of total stockholder return. The performance period

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COMPENSATION DISCUSSION & ANALYSIS

started on the date of grant and will end on December 31, 2018. If a performance goal is achieved at any time during the performance period, the shares related to such performance goal will be settled in shares of restricted stock, which will subsequently vest at the end of the award term, December 31, 2018, if the executive satisfies the service requirement.

The 2015 equity grants are summarized below. For more information on the assumptions used in determining the fair value of these awards, refer to the “Grants of Plan-Based Awards in Fiscal Year 2015” table included herein on page 41.

NEO	Stock Options	Restricted Stock(1)		Performance Shares(2)	Total
Jack Kopnisky	—	$500,012	(3)	$2,999,993	$3,500,005
Luis Massiani	—	—		999,992	999,992
James R. Peoples	—	—		—	—
Rodney Whitwell	—	—		—	—
Michael E. Finn	—	199,994	(4)	—	199,994

___________________

(1)	Restricted Stock Awards: Fair value is based on the Company’s closing stock price on the date of the grant.
(2)	Performance Awards: Fair value is based on the aggregate grant date fair value calculated in accordance with accordance with FASB ASC Topic 718. These performance awards are special equity-based performance awards granted in connection with each of Messrs. Kopnisky’s and Massiani’s Amended and Restated Employment Agreements, each executed on December 8, 2015. Each award has three (3) performance goals (with each applying to one-third (1/3) of the total number of shares granted) based upon predetermined percentages of Total Stockholder Return (“TSR”). If a performance goal is achieved at any time during the performance period, the shares related to such performance goal will be settled in shares of restricted stock, which will subsequently vest at the end of the award term, December 31, 2018, if the executive satisfies the service requirement.
(3)	Grant of Restricted Stock in recognition of the Bank’s strong performance in 2014, including, but not limited to, the successful integration following the Provident Merger. This award is subject to time based vesting in three equal installments starting on January 28, 2016.
(4)	A retention award grant of Restricted Stock subject to time based vesting in three equal installments starting on June 30, 2016, pursuant to Mr. Finn’s Retention Letter Agreement.

Fiscal 2016 Target Long-Term Incentive Opportunities

Effective 2016, the Company returned to its annual long-term incentive program, which targets 60% of an award in performance shares while 40% of an award consists of time-vested stock. Performance shares were granted in February 2016 and vest based on relative 3-year ROTA and 3-year EPS Growth compared to the KBW Regional Bank Index.  In addition, in order to be eligible to earn an award, two (2) performance hurdles much be achieved (EPS must be a minimum of $1.00 per share and ROTA must be a minimum of one hundred (100) basis points at the end of the performance period). Restricted stock vests ratably over a three (3)-year period and is granted on a holistic basis to consider Company and individual performance.  Both awards have an additional one (1)-year hold period upon vesting.

The Compensation Committee believes the long-term incentive program reinforces our strong focus on pay for performance and aligns our executives with shareholder interests.

Benefits

The Company sponsors a variety of benefit plans for all employees. These benefits include a 401(k) Plan (“401(k) Plan,” which refers collectively to the Provident 401(k) and Profit Sharing Plan and the Sterling Bancorp/Sterling National Bank 401(k) Plan, that merged effective January 1, 2015), the Sterling Bancorp/Sterling National Bank Employees’ Retirement Plan (into which the Provident Bank Defined Benefit Pension Plan (the “Provident Pension Plan”) merged effective May 31, 2014) (the “Defined Benefit Plan”), life insurance, and health and other welfare benefits.

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COMPENSATION DISCUSSION & ANALYSIS

The Company also provides certain executive benefits and perquisites that are designed to provide benefits to executives to address tax code limitations. The Company’s policy on benefits has been to provide benefits consistent with market practice.

Benefits and perquisites provided for executives include:

•	Supplemental Retirement Benefits - The Company provides the CEO with supplemental retirement benefits to make up for benefits that would otherwise be payable under our tax-qualified plans if specified tax code limitations did not apply.

•	Insurance - The Company provides the CEO with supplemental long-term disability insurance, long-term care insurance, and life insurance.

•	Perquisites - The Company does not provide significant perquisites or personal benefits to its executives. During 2015, the Company determined to eliminate certain benefits such as club memberships and vehicles that had previously served as modest perquisites, except for those contractually agreed upon as part of director consulting and director services and covenant agreements.

Other Matters

Impact of Accounting and Tax on the Form of Compensation

The Compensation Committee takes into account the various tax and accounting implications of compensation and benefit vehicles utilized by the Company.

•	The Company expenses all restricted stock awards and stock option grants in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 718 - Compensation - Stock Compensation.

•	Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), limits the tax deduction for compensation paid to each of the CEO and the next three (3) most highly compensated executive officers (excluding the principal financial officer) to $1,000,000. This deduction limitation does not apply to compensation that constitutes “qualified performance-based compensation” within the meaning of Section 162(m) of the Code and regulations promulgated thereunder, including certain performance-based compensation that has been approved by the stockholders. Our stockholders have approved the 2015 Omnibus Plan, which is designed to allow the deduction as an expense on behalf of the Company for income realized by the participant upon the payment of performance-based compensation awards and income realized on the exercise of nonqualified stock options. Generally, the Compensation Committee strives to maximize the Company’s federal income tax deductions for compensation expense. Nonetheless, the Compensation Committee believes that there are circumstances in which the provision of compensation that is not fully deductible may be more consistent with its compensation philosophy and objectives and may be in the best interests of the Company and its stockholders. The Compensation Committee’s ability to retain flexibility in this regard may, in certain circumstances, outweigh the advantages of qualifying certain compensation as deductible under Section 162(m).

Adjustment or Recovery of Awards

Under Section 304 of the Sarbanes-Oxley Act of 2002, if the Company is required to restate its financial statements due to material non-compliance with any financial reporting requirements based upon a judicial determination of misconduct, the CEO and the CFO must reimburse the Company for:

•	Any bonus or other incentive-based or equity-based compensation received during the twelve (12) months following the first public issuance of the non-complying document.

•	Any profits realized from the sale of Company securities during the twelve (12) month period.

The Company also maintains a clawback policy which provides that in the event that the Company is required to prepare an accounting restatement, each executive officer shall reimburse the Company for part or the entire incentive award made to such executive officer on the basis of having met or exceeded specific targets for performance periods.  For purposes of this policy, (i) the term “incentive awards” means awards under the Company’s 2015 Omnibus Plan and equity awards, the amount of which is determined in whole or in part upon specific performance targets relating to the financial results of the Company; and (ii) the term

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COMPENSATION DISCUSSION & ANALYSIS

“executive officer” means any individual who is a current or former officer of the Bank within the meaning of Section 16(a) of the Exchange Act and Rule 16a-1(f). The Company may seek to reclaim incentive awards within a three (3)-year period of the incentive payout.

Consideration of Prior Amounts Realized

In furtherance of the Company’s strategy of emphasizing rewards for future superior performance, prior compensation outcomes, including stock compensation gains, are generally not considered in setting future compensation levels.

Stock Ownership Guidelines

The Nominating and Corporate Governance Committee (the “N&CG Committee”) has concluded that NEOs and Board members should own a significant amount of the Company’s stock. Any person nominated, appointed or elected to the Board, in order to qualify as such, must own and thereafter continue to hold at least 500 shares of the Company’s common stock from the time of first appointment or election to the Board. Specific guidelines are:

•	Lesser of six (6) times annual base salary or 300,000 shares for the CEO.

•	Lesser of two (2) times base annual salary or 40,000 shares for other NEOs.

•	Directors are expected to achieve ownership of the lesser of five (5) times the Board retainer or 20,000 shares.

The period to achieve compliance is five (5) years from the later of (1) the day of first appointment to the Board or NEO position or (2) the day of adoption of these guidelines, which was December 20, 2011, as amended on December 19, 2013, unless approved by the N&CG Committee. The N&CG Committee monitors ownership levels and compliance on an annual basis. Below is a summary of shares that qualify for the ownership requirements described above (unexercised stock options are excluded):

•	Beneficially owned shares that the individual owns or has voting power including the power to vote (including restricted shares), or to direct the voting; and/or, investment power including the power to dispose or to direct the disposition.

•	Shares owned by an individual in the Company’s benefit plans (e.g., 401(k)).

•	Shares held by an investor in the Company for which a Board member serves as a designee.

NEOs and Board members are expected to hold 75% of any net shares received through compensatory equity based grants until the ownership guidelines are achieved. Once an NEO or Board member achieves the ownership requirement, he/she is no longer restricted by this holding requirement; provided his/her total stock ownership level does not fall below the ownership guidelines. As of April 1, 2016, each of our NEOs and Board members met the applicable stock ownership guidelines.

Anti-Hedging and Pledging Restriction Policy

The Company discourages the practices of hedging and/or pledging of Company common stock by officers and directors, and has policies relating to such practices. Pursuant to the Company’s insider trading policy and stock ownership guidelines, officers and directors of the Company are prohibited from engaging in any hedging transactions (which include short sale transactions, purchases of Company common stock on margin, and buying or selling any puts, calls or other options that have the effect of reducing the economic exposure to the shares of common stock). In addition, officers and directors are encouraged to restrict their pledging company securities as collateral for margin purchases or a loan. The Nominating and Corporate Governance Committee may, however, make any exception for this pledging limitation if good cause is shown. Currently, Messrs. Helmer, Landy and Thompson, each a director on the Board, has received approval from the Nominating and Corporate Governance Committee to pledge Company common stock as collateral. See “Security Ownership of Certain Beneficial Owners, Directors and Executive Officers” above.

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COMPENSATION DISCUSSION & ANALYSIS

Employment Arrangements

The Company and the Bank have entered into employment arrangements with all NEOs. On December 8, 2015, the Company entered into amended and restated employment agreements with both Mr. Kopnisky and Mr. Massiani. In connection with the HVB Merger, the Company and the Bank entered into a new retention letter agreement in 2014, effective as of June 30, 2015, with Mr. Finn. As a result of the Provident Merger, the Company entered into a new employment agreement with James Peoples, effective November 1, 2013. Rodney Whitwell, already employed by the Company since 2011, entered into a new employment agreement with the Company as of November 1, 2013, as well. Such employment arrangements do not contain evergreen provisions nor Code Section 280G and 4999 golden parachute tax gross-up provisions. Additionally, we do not provide for the acceleration of vesting of stock options or restricted shares as a single trigger provision for potential payments upon a change in control. For a discussion of employment terms, see “Employment-Related Agreements and Potential Payments Upon Termination or Change in Control.”

Compensation Committee Report

The Compensation Committee evaluates and establishes compensation for executive officers, including the NEOs. Although management has the primary responsibility for the Company’s financial statements and reporting process, including the disclosure of the CD&A, the Compensation Committee has reviewed and discussed the CD&A with management and is satisfied it represents the philosophy, intent, and actions of the Compensation Committee with regard to executive compensation. Based on this review and discussion with management, we recommend to the Board that the CD&A be included in this Proxy Statement for filing with the SEC.

Richard O’Toole, Committee Chair

John Cahill

Robert Lazar

Burt Steinberg

Craig Thompson

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is or has been during the last completed fiscal year, one of our officers or employees or an officer or employee of any of our subsidiaries. During fiscal year 2015, none of our executive officers served on the Compensation Committee (or equivalent), or the Board of Directors of another entity whose executive officer(s) served on the Compensation Committee or Board of Directors of the Company.

Compensation Practice and Risk

The Compensation Committee considers annually, in establishing and reviewing the executive compensation program, whether the program encourages unnecessary or excessive risk taking. The goal of the Compensation Committee is to establish a compensation program designed to encourage prudent risk management and discourage inappropriate risk-taking by granting a diverse portfolio of compensation to the NEOs and other executive officers that is expected to reward the creation of stockholder value over time. To help achieve this goal, the Compensation Committee considers the risk profile of the primary compensation elements. The Compensation Committee believes that because the base salaries of the NEOs and other executive officers are fixed in amount they do not encourage inappropriate risk-taking. In addition, a significant proportion of compensation provided to the NEOs and other executive officers is in the form of equity awards that have performance and retention features that extend over a period of years. The Compensation Committee believes that these awards do not encourage unnecessary or excessive risk-taking because the ultimate value of the awards is tied to our stock price and other stockholder friendly measures (i.e., return on assets or EPS growth) and are subject to long-term vesting schedules to help ensure that the NEOs and other executive officers have significant value tied to long-term stock price performance. In particular, all equity compensation is either based on performance over a three (3)-year period or does not fully time vest for at least a three (3)-year period, which encourages the NEOs and other executive officers to focus on long-term performance in addition to annual results, further reducing risk-taking that is likely to produce only short-term benefits and allowing sufficient time for risk outcomes to emerge.

In addition, awards under the STI Plan, the 2004 SI Plan and the 2015 Omnibus Plan are subject to clawback based on certain factors. See “Adjustment or Recovery of Awards” above. Such factors include the outcomes of our risk scorecard. The risk scorecard provides a formal structure to enable the Compensation Committee to systematically assess whether or not to adjust incentive compensation of our NEOs and executive officers in light of negative risk outcomes. Finally, and consistent with our compensation

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COMPENSATION DISCUSSION & ANALYSIS

philosophy of rewarding the NEOs and other executive officers based on our long-term success, our Code of Ethics and Insider Trading Policy prohibit all employees, including the NEOs and other executive officers, from speculative trading in our stock.

Executive Compensation

The following table summarizes the compensation paid to our NEOs for fiscal year ended December 31, 2015, the period from October 1, 2014 until December 31, 2014 (under the heading “Transition”) and the fiscal years ended September 30, 2014 and September 20, 2013. Because the Company, effective as of January 29, 2015, adjusted its fiscal year end from September 30 to December 31, this Summary Compensation Table contains information from the Transition Period in order to provide the required fulsome compensation disclosure for the three (3) most recent fiscal years.

SUMMARY COMPENSATION TABLE
Name and Principal Positions (a)	Period (b)	Salary ($) (c)	Bonus ($) (d)		Stock Awards ($) (e)		Option Awards ($) (f)(1)		Non-Equity Incentive Plan Compensation ($) (g)(2)	Change in Pension Value and Non Qualified Deferred Compensation Earnings($) (h)	All Other Compensation ($) (i)(3)	Total ($) (j)
Jack Kopnisky, President and CEO	2015	$750,000	$	¾	$3,500,005	(4)	$	¾	$700,000	$1,354	$47,835	$4,999,194
	Transition	179,167		¾	900,010			¾	500,000	1,619	19,655	1,600,451
	2014	646,154		¾	270,004			330,543	¾	3,935	67,474	1,318,110
	2013	596,154		¾	414,000			147,693	280,192	¾	62,678	1,500,717
Luis Massiani, SEVP & Chief Financial Officer (5)	2015	400,000		¾	999,992	(4)		¾	300,000	¾	12,566	1,712,558
	Transition	100,000		¾	263,992			¾	225,000	¾	1,516	590,508
	2014	396,154		¾	104,989			52,711	¾	¾	11,310	565,164
	2013	282,692		¾	111,360			70,500	125,000	¾	10,582	600,134
James Peoples, SEVP & Chief Banking Officer	2015	400,000		¾	¾			¾	275,000	¾	4,765	679,765
	Transition	100,000		¾	310,297			¾	200,000	¾	1,653	611,950
	2014	396,154		¾	91,868			39,534	¾	¾	9,843	537,399
	2013	348,077		¾	108,000			52,143	125,000	¾	3,855	637,075
Rodney Whitwell, SEVP & Chief Operating Officer (6)	2015	350,000		¾	¾			¾	230,000	¾	11,372	591,372
	¾	¾		¾	¾			¾	¾	¾	¾	¾
	¾	¾		¾	¾			¾	¾	¾	¾	¾
	¾	¾		¾	¾			¾	¾	¾	¾	¾
Michael E. Finn, EVP & Chief Risk Officer(7)	2015	169,212		50,000	199,994	(4)		¾	145,000	—	2,085	566,291
	¾	¾		¾	¾			¾	¾	¾	¾	¾

___________________

(1)	Represents the aggregate grant date fair value of stock option awards calculated in accordance with FASB ASC Topic 718. For more information on the assumptions used in determining the fair value of these awards, see note 12(e) to the audited financial statements in the Annual Report on Form 10-K for the fiscal year ended December 31, 2015, filed with the SEC on February 29, 2016. Additionally, the grant date fair value amounts of each individual 2015 option award are found below in the table “Grants of Plan-Based Awards in Fiscal Year 2015.”
(2)	Annual incentive awards were based on performance for fiscal 2015 and paid in March 2016. Potential threshold, target and maximum payouts for these awards are found below in the table “Grants of Plan-Based Awards in Fiscal Year 2015.”

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COMPENSATION DISCUSSION & ANALYSIS

(3)	Details of the amounts reported in the “All Other Compensation” column for fiscal year 2015 are provided in the table below.

ALL OTHER COMPENSATION FOR FISCAL YEAR 2015

Name (a)	401(k) Plan ($) (b)	Contribution on Employee Life and LTD Insurance Benefits ($) (c)	Disability Insurance ($) (d)	Long- term Care ($) (e)	Dividends on Unvested Restricted Stock($) (f)	Perquisites($) (g)	Total ($) (h)
Jack Kopnisky	$7,950	$2,340	$9,543	$3,785	$24,218	¾	$47,835
Luis Massiani	7,950	180	¾	¾	4,436	¾	12,566
James Peoples	¾	180	¾	¾	4,585	¾	4,765
Rodney Whitwell	7,950	180	¾	¾	3,242	¾	11,372
Michael E. Finn	¾	180	¾	¾	1,905	¾	2,085

___________________

Column Notes:

(b) Represents the Company’s contributions to the NEOs’ 401(k) plan.

(4)	Amounts shown represent the aggregate grant date fair value of both restricted stock and performance share awards calculated in accordance with FASB ASC Topic 718. The fair value of performance shares is calculated based upon the probable performance under the awards’ goals, which was target performance achievement. For these particular awards their target performance is the same value as their maximum payout. For more information on the assumptions used in determining the fair value of these awards, see note 12(e) to the audited financial statements in the Annual Report on Form 10-K for the fiscal year ended December 31, 2015, filed with the SEC on February 29, 2016. Additionally, the closing price per share in fiscal year 2015 used to calculate the value of restricted stock awards, as well as the grant date fair value amounts of each individual 2015 stock award is found below in the table “Grants of Plan-Based Awards in Fiscal Year 2015.”

Messrs. Kopnisky and Massiani’s awards are special equity-based performance awards granted in connection with each of Messrs. Kopnisky’s and Massiani’s Amended and Restated Employment Agreements, each executed on December 8, 2015. Each award has three (3) performance goals (with each applying to one-third (1/3) of the total number of shares granted) based upon predetermined percentages of TSR. If a performance goal is achieved at any time during the performance period, the shares related to such performance goal will be settled in shares of restricted stock, which will subsequently vest at the end of the award term, December 31, 2018, if the executive satisfies the service requirement.

Mr. Finn’s award was a retention equity award granted in connection with his retention letter agreement, which became effective June 30, 2015 in connection with the HVB Merger. Following the effective date, Mr. Finn was granted this retention equity award, which will vest in equal installments on each of the first three (3) anniversaries of the effective date of the HVB Merger.
(5)	Mr. Massiani commenced employment on December 5, 2012.
(6)	Mr. Whitwell became a designated NEO for the first time in the 2015 fiscal year.
(7)	Mr. Finn joined the Company effective June 30, 2015 from Legacy HVB upon the effectiveness of the HVB Merger. As such, he was a NEO in 2015 for the first time with the Company.

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COMPENSATION DISCUSSION & ANALYSIS

Grants of Plan-Based Awards in Fiscal Year 2015

The following table sets forth information with respect to our NEOs concerning the grant of plan-based awards during fiscal year 2015.

GRANTS OF PLAN-BASED AWARDS

									All
									Other			Grant
									Stock	All Other		Date
									Awards:	Options		Fair
		Estimated Possible Payouts				Estimated Possible Payouts			Number	Awards:	Exercise	Value of
		Under				Under			of	Number of	or Base	Stock
		Non-Equity Incentive Plan				Equity Incentive Plan			Shares	Securities	Price of	and
		Awards(1)				Awards(2)			of Stock	Underlying	Option	Option
Name	Grant	Threshold	Target		Maximum	Threshold	Target	Maximum	or Units	Options	Awards	Awards
	Date	($)	($)		($)	(#)	(#)	(#)	(#)	(#)	($/Sh)	($)

(a)	(b)	(c)	(d)		(e)	(f)	(g)	(h)	(i)(3)	(j)(4)	(k)	(l)(5)
Jack Kopnisky	¾	$ 281,250	$562,500		$843,750	¾	¾	¾	¾	¾	¾	$ ¾
	1/28/2015	¾	¾		¾	¾	¾	¾	37,851(6)	¾	¾	500,012
	12/8/2015	¾	¾		¾	¾	180,505(7)	¾	¾	¾	¾	2,999,993
Luis Massiani	¾	110,000	220,000		330,000	¾	¾	¾	¾	¾	¾	¾
	12/8/2015	¾	¾		¾	¾	60,168(8)	¾	¾	¾	¾	999,992
James Peoples	¾	110,000	220,000		330,000	¾	¾	¾	¾	¾	¾	¾
Rodney Whitwell	¾	70,000	140,000		210,000	¾	¾	¾	¾	¾	¾	¾
Michael E. Finn(9)	¾	62,342	124,685	(10)	187,027	¾	¾	¾	¾	¾	¾	¾
	6/30/2015	¾	¾		¾	¾	¾	¾	13,605(11)	¾	¾	199,994

__________________

(1)	Represents potential annual cash incentive amounts payable pursuant to the STI Plan.
(2)	Represents the number of performance shares that may vest if performance goals are achieved over a three (3)-year period. Due to the Company’s change in fiscal year end from September 30 to December 31 (as adopted by our Board on January 29, 2015 and as previously disclosed), we issued our fiscal 2015 long-term incentive awards in October 2014. As a result, the Company did not issue any additional regular annual long-term incentive awards in fiscal 2015.
(3)	Represents the number of restricted stock awards granted.
(4)	Represents the number of stock option awards granted.
(5)	Fair value of awards is computed as follows:
•	Option Awards: The Black Scholes grant date fair value of each stock option award computed in accordance with FASB ASC Topic 718. See note 12(e) to the audited financial statements in the Annual Report on Form 10-K for the fiscal year ended December 31, 2015, filed with the SEC on February 29, 2016 for details on fair value assumptions.
•	Restricted Stock Awards: Fair value is based on the Company’s closing stock price on the date of the grant.
(6)	This restricted stock award vests annually in three (3) equal installments beginning on January 28, 2016. The closing price of the Company’s common stock on the date of grant was $13.21.
(7)	This special equity-based performance award was granted in connection with Mr. Kopnisky’s Amended and Restated Employment Agreement, executed on December 8, 2015. This award has three (3) performance goals (with each applying to one-third (1/3) of the total number of shares granted) based upon predetermined percentages of TSR. If a performance goal is achieved at any time during the performance period, the shares related to such performance goal will be settled in shares of restricted stock, which will subsequently vest at the end of the award term, December 31, 2018, if the executive satisfies the service requirement.

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COMPENSATION DISCUSSION & ANALYSIS

(8)	This special equity-based performance award was granted in connection with Mr. Massiani’s Amended and Restated Employment Agreement, executed on December 8, 2015. This award has three (3) performance goals (with each applying to one-third (1/3) of the total number of shares granted) based upon predetermined percentages of TSR. If a performance goal is achieved at any time during the performance period, the shares related to such performance goal will be settled in shares of restricted stock, which will subsequently vest at the end of the award term, December 31, 2018, if the executive satisfies the service requirement.
(9)	In fiscal 2015, Mr. Finn’s base salary earnings included (i) his base salary at Hudson Valley through June 30, 2015, when he joined the Company following the HVB Merger, and (ii) his base salary at the Company of $350,000 through December 31, 2015.
(10)	Under Mr. Finn’s employment terms following the HVB Merger, Mr. Finn received a guarantee for a non-equity incentive award for fiscal year 2015 at least at his target annual bonus opportunity.
(11)	This retention equity award was granted in connection with Mr. Finn’s retention letter agreement, which became effective June 30, 2015 in connection with the HVB Merger. Following the effective date, Mr. Finn was granted this retention equity award, which will vest in equal installments on each of the first three (3) anniversaries of the effective date of the HVB Merger.

Executive Officer Incentive Plan

Please see the CD&A section titled “Annual Cash Incentive Compensation” for a description of the performance conditions and other material terms of the 2015 Omnibus Plan.

2014 Stock Incentive Plan and 2015 Omnibus Plan

The Company’s stockholders approved the 2015 Omnibus Plan on May 28, 2015. The 2015 Omnibus Plan replaced the 2014 Stock Incentive Plan (the “2014 SI Plan”), and has a total of 2,800,000 shares of common stock, plus 1,654,318 shares (the number of shares remaining available for grant under the 2014 SI Plan) authorized for issuance upon adoption, for a total of 4,454,318 shares. There were 4,125,665 shares available for future grant as of December 31, 2015. The Company’s 2014 SI Plan was a stockholder-approved plan that permitted the grant of equity awards to its employees for up to 2,796,220 shares of common stock. The Company no longer makes awards under the 2014 SI Plan. Under both the 2015 Omnibus Plan and the 2014 SI Plan, options have up to a ten (10) year term and may be either non-qualified stock options or incentive stock options. Each option entitles the holder to purchase one (1) share of common stock at an exercise price equal to the fair market value of the stock on the grant date. Employees who retire under circumstances in accordance with the terms of the 2014 SI Plan may be entitled to accelerate the vesting of individual awards, while under the 2015 Omnibus Plan all of the terms relating to acceleration of award vesting will be set forth in the applicable award agreement. For a further description of the equity awards issued to our NEOs, please see the CD&A section titled “2015 Long-Term Incentive Plan.”

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COMPENSATION DISCUSSION & ANALYSIS

Stock Awards and Stock Option Grants Outstanding

The following tables set forth information regarding stock awards and stock options outstanding as of the 2015 fiscal year end.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2015

	Number of Securities Underlying Unexercised Options		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)(1)	Number of Shares or Units of Stock that have not Vested (#) (g)(2)	Market Value of Shares or Units of Stock that have not Vested ($) (h)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#) (i)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested ($) (j)(5)
Name (a)	Exercisable (#) (b)	Unexercisable (#) (c)
Jack Kopnisky	107,526(6)	¾	¾	$8.46	7/6/2021	¾	¾	¾	—
	54,100	¾	¾	9.00	11/20/2022	¾	¾	—	—
	36,290	18,145(7)	¾	11.36	10/24/2023	3,962(8)	64,264	11,884	192,758
	50,000	25,000(9)	¾	11.77	11/1/2023	¾	¾	¾	¾
	¾	¾	¾	¾	¾	22,676(10)	367,805	34,014	551,707
	¾	¾	¾	¾	¾	37,851(11)	613,943	¾	¾
	¾	¾	¾	¾	¾	¾	¾	180,505	2,927,791(12)
Luis Massiani	25,000	¾	¾	9.28	12/5/2022	¾	¾	¾	—
	14,112	7,057(7)	¾	11.36	10/24/2023	1,541(8)	24,995	4,621	74,953
	¾	¾	¾	¾	¾	6,652(10)	107,895	9,977	161,827
	¾	¾	¾	¾	¾	¾	¾	60,168	975,925(12)
James Peoples	25,000	¾	¾	6.97	11/30/2021	¾	¾	¾	¾
	19,100	¾	¾	9.00	11/20/2022	¾	¾	¾	¾
	10,584	5,293(7)	¾	11.36	10/24/2023	1,156(8)	18,750	4,621	74,953
	¾	¾	¾	¾	¾	8,986(10)	145,753	9,977	161,827
Rodney Whitwell	12,000	¾	¾	$6.86	8/15/2021	¾	¾	¾	¾
	12,000	¾	¾	8.73	3/27/2022	¾	¾	¾	¾
	14,500	¾	__	9.00	11/20/2022	¾	¾	¾	¾
	10,685	5,343(13)	__	11.36	10/24/2023	1,167(8)	18,929	3,499	56,754
	__	__	__	__	__	5,820(10)	94,400	8,730	141,601
Michael E. Finn	__	__	__	__	__	13,605(14)	220,673	¾	¾

___________________

(1)	Stock options generally expire ten (10) years after the grant date.
(2)	Represents the number of restricted stock awards that were not vested as of the 2015 fiscal year end.
(3)	Represents the value of the unvested restricted stock awards based on the Company’s closing stock price on December 31, 2015 of $16.22.
(4)	Represents the number of performance shares that may vest if performance goals are achieved over a three (3)-year period. Assumes target performance achievement.
(5)	Represents the value of the unvested performance shares based on the Company’s closing stock price on December 31, 2015 of $16.22. For each of our NEOs, the amounts listed include the following:

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COMPENSATION DISCUSSION & ANALYSIS

Amount Includes

Name	Unvested Performance Shares at Target	Performance Period	When Vesting Occurs if Performance Measures are Met
Jack Kopnisky	11,884	2013-2016	After September 30, 2016
	34,013	2014-2017	After December 31, 2017
	180,505	2015-2018	After December 31, 2018
Luis Massiani	4,621	2013-2016	After September 30, 2016
	9,977	2014-2017	After December 31, 2017
	60,168	2015-2018	After December 31, 2018
James Peoples	4,621	2013-2016	After September 30, 2016
	9,977	2014-2017	After December 31, 2017
Rodney Whitwell	3,499	2013-2016	After September 30, 2016
	8,730	2014-2017	After December 31, 2017
Michael E. Finn	—	—	—

___________________

(6)	This award was granted pursuant to the Company’s 2011 Employment Inducement Stock Program and is pursuant to the inducement award exemption under NASDAQ Listing Rule 5635(c)(4) (the Company’s shares were listed on NASDAQ at the time), which exempts employment inducement grants from the general requirement of the NASDAQ Listing Rules that equity-based compensation plans and arrangements be approved by stockholders.
(7)	These unvested options are pursuant to an award vesting annually in three (3) equal installments beginning on October 24, 2014.
(8)	These unvested shares of restricted stock are pursuant to an award vesting annually in three (3) equal installments beginning on October 24, 2014.
(9)	These unvested options are pursuant to an award vesting annually in three (3) equal installments beginning on November 1, 2014.
(10)	These unvested shares of restricted stock are pursuant to an award vesting annually in three (3) equal installments beginning on October 23, 2015.
(11)	These unvested shares of restricted stock are pursuant to an award vesting annually in three (3) equal installments beginning on January 28, 2016.
(12)	These awards are special equity-based performance awards granted in connection with each of Messrs. Kopnisky’s and Massiani’s Amended and Restated Employment Agreements, each executed on December 8, 2015.
(13)	These unvested options are pursuant to an award vesting annually in three (3) equal installments beginning on October 24, 2014.
(14)	This award is a retention award pursuant to Mr. Finn’s Retention Letter Agreement. These unvested shares of restricted stock are pursuant to an award vesting annually in three (3) equal installments beginning on June 30, 2016.

44

COMPENSATION DISCUSSION & ANALYSIS

Options Exercised and Stock Vested

The following table represents the vesting of stock awards for each NEO, on an aggregate basis, during the fiscal year 2015. There were no options exercised by the NEOs during the fiscal year 2015.

	Stock Awards
Name (a)	Number of Shares Acquired on Vesting (#) (b)	Value Realized on Vesting ($)(1) (c)
Jack Kopnisky	65,554	$1,072,960
Luis Massiani	8,865	142,858
James Peoples	16,124	265,751
Rodney Whitwell	12,110	199,795
Michael E. Finn	¾	¾

___________________

(1)	The value of restricted stock awards realized on vesting is based on the Company’s closing stock price on the vesting dates.

Non-qualified Deferred Compensation for NEOs

The Company maintains its non-qualified supplemental retirement benefits plan (the “SERP”). The purpose of the SERP is to make up for benefits that would otherwise be payable under the Defined Benefit Plan and the Provident Bank 401(k) Plan. Such compensation includes amounts over the qualified plan compensation limit. Rather than adding a different measure of value, the SERP restores the value executives lose under the plan (described above) due to government limitations. The Compensation Committee determines employees that may participate in the SERP. Currently, the CEO is the sole participant in the SERP.

A participant’s supplemental retirement benefit under the SERP is adjusted for deemed earnings at a “default rate,” or, if elected by a participant, based on one or more hypothetical investments in investment options consisting of mutual funds in fiscal year 2015, that are available under the 401(k) Plan. The investment in mutual funds earned an average rate of return of 4.03% in fiscal year 2015.

Supplemental benefits under the SERP are generally paid in cash. All obligations arising under the SERP are payable from the general assets of Sterling, although Sterling has established a rabbi trust to help pay benefits under the SERP. The assets of the trust are at all times subject to the claims of Sterling’s general creditors. It is Sterling’s current policy not to fund the rabbi trust with Company common stock.

The following table sets forth information regarding amounts accrued by the NEOs during fiscal year 2015 under each defined contribution or other plan that provides for the deferral of compensation on a non tax-qualified basis.

NON-QUALIFIED DEFERRED COMPENSATION

Name (a)	Executive Contributions ($) (b)	Registrant Contributions ($) (c)	Aggregate Earnings ($) (d)	Aggregate Withdrawals/ Distributions ($) (e)	Aggregate Balance at Period End ($) (f)
Jack Kopnisky	¾	¾	$1,354	¾	$34,909

Employment-Related Agreements and Potential Payments Upon Termination or Change in Control

We have employment agreements with each of our NEOs. The principal terms of those agreements, as of December 31, 2015, are summarized below. As defined in Messrs. Kopnisky, Massiani, Peoples and Whitwell’s employment agreements, “Cause” means

45

COMPENSATION DISCUSSION & ANALYSIS

the following: the executive’s failure or refusal to substantially perform his duties under the agreement, personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, breach of the Company’s Code of Ethics, material violation of the Sarbanes-Oxley requirements for officers of public companies that in the reasonable opinion of the Company’s Board will likely cause substantial financial harm or substantial injury to the reputation of the Company or the Bank, willful violation of any law, rule or regulation (other than routine traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of the employment agreement. As defined in Mr. Finn’s employment agreement, “Cause” means the executive’s conviction of a felony, breach of a fiduciary duty involving personal profit to the executive or intentional failure to perform stated duties reasonably associated with the executive’s position; provided, however, an intentional failure to perform stated duties shall not constitute Cause unless and until the Board provides the executive with written notice setting forth the specific duties that, in the Board’s view, the executive has failed to perform and the executive is provided a period of thirty (30) days to cure such specific failure(s) to the reasonable satisfaction of the Board.

As defined in Messrs. Kopnisky’s and Massiani’s employment agreements, “Good Reason” means the following (without the executive’s consent): (i) a material reduction of any element of compensation and benefits required to be provided to the executive in accordance with any of the provisions of Section 3 of the executive’s employment agreement; (ii) a material adverse change in the executive’s functions, duties or responsibilities with the Company or Bank that would cause the executive’s position to become one of materially lesser responsibility, importance or scope; (iii) the Company requiring the executive to be based at any office or location other than as provided in Section 4 of the executive’s employment agreement resulting in an increase in the executive’s commute of thirty (30) miles or more; or (iv) a material breach of the employment agreement by the Company or the Bank. As defined in Messrs. Peoples and Whitwell’s employment agreement, “Good Reason means the following (without the executive’s consent): (i) a material adverse change in executive’s functions, duties or responsibilities with the Company or Bank that would cause the executive’s position to become one of materially lesser responsibility, importance or scope; or (ii) a material breach of the employment agreement by the Company or the Bank. As defined in Mr. Finn’s employment agreement through his change in control agreement, “Good Reason” means the following (without the executive’s consent): (i) assigning the executive duties that are materially inconsistent with the executive’s position (including status, offices, title and reporting requirements), or a material diminution in the executive’s position, authority, duties or responsibilities from those which executive held immediately prior a change in control; (ii) requiring the executive to be based at any office which is more than a thirty (30) mile radius from the office at which the executive was based immediately prior to a change in control; (iii); a material diminution in the executive’s annual base salary or awards due to the executive under the incentive plans; or (iv) any other action or inaction that constitutes a material breach by the Bank or the Company of any agreement pursuant to which the executive performs services for the Bank or the Company.

Jack Kopnisky

On December 8, 2015, we entered into an amended and restated employment agreement among Mr. Kopnisky, the Company and the Bank to replace his prior employment agreement dated as of June 20, 2011, and amended as of November 26, 2012 and April 3, 2013.

Mr. Kopnisky’s employment agreement provides for a term ending on December 31, 2018 (unless in the event of a “change in control” (as defined in the employment agreement) in such case the employment agreement will be terminated upon the second anniversary date of the change in control, if later). Mr. Kopnisky’s employment agreement provides for an annual base salary of seven hundred fifty thousand dollars ($750,000), which will be increased to eight hundred thousand dollars ($800,000) effective as of January 1, 2016 and further possible upward adjustment (his base salary shall not be reduced without Mr. Kopnisky’s consent), and a target annual bonus as determined by the Compensation Committee of the Company’s Board of Directors. In addition to an annual salary and bonus, the employment agreement provides that Mr. Kopnisky is entitled to participate in any equity and/or long-term compensation programs established by the Company for senior executive officers and all of the Company’s retirement, group life, health and disability insurance plans, supplemental life insurance and supplemental long-term disability and any other employee benefit plans.

Mr. Kopnisky’s employment agreement also provides for the grant of an equity-based performance award promptly following the effective date of the employment agreement, having an aggregate value equal to three million dollars ($3,000,000) (the “Kopnisky December 2015 Performance Award”). See the description of the one-time special performance award under “Fiscal 2015 Target Long-Term Incentive Opportunities” above.

In the event that the Company terminates Mr. Kopnisky for “cause” (as defined in the employment agreement), Mr. Kopnisky resigns from employment without “good reason” (as defined in the employment agreement), or his employment ends

46

COMPENSATION DISCUSSION & ANALYSIS

due to his death or disability, then the Company shall only owe him for any accrued obligations. Termination of employment will not be deemed to be for “cause” unless and until there has been delivered to Mr. Kopnisky a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) of the membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice is provided to Mr. Kopnisky and he is given an opportunity, together with his counsel, to be heard before the Board).

Further, in the event of termination for death or disability, the terms of Mr. Kopnisky’s restricted stock awards state that they shall become fully vested; provided, however, that pursuant to the terms of his performance stock awards, any equity based awards that have vesting, in whole or in part, contingent upon achieving certain performance goals shall be deemed to be fully achieved at target as of the date of his termination of employment with such vesting calculated on a pro rata basis. The pro rata portion will be determined by calculating the total number of awarded shares that would have been received if his employment had not terminated prior to the end of the performance period, and multiplying that number by a fraction, the numerator of which is the number of full and partial months of employment he completed after the award date, and the denominator of which is the number of full and partial months between the award date and the end of the performance period.

If the Company terminates Mr. Kopnisky without “cause” or Mr. Kopnisky voluntarily resigns for “good reason,” then Mr. Kopnisky will, subject to his execution, delivery, and non-revocation of a release of claims, be entitled to (i) a lump sum cash payment in an amount equal to the product of two (2) times the sum of his annual base salary in effect immediately prior to termination of employment and the amount of his target bonus for the year of termination, and (ii) monthly payments equal to his monthly premiums for post-employment group health plan continuation coverage under the Company’s group health plan for a period of eighteen (18) months following termination of employment (the “COBRA Payments”).

However, if Mr. Kopnisky is terminated without “cause” or resigns for “good reason” on or within twenty-four (24) months following a “change in control,” then he will, subject to his execution, delivery, and non-revocation of a release of claims, be entitled to (i) a lump sum cash payment in an amount equal to the product of three (3) times the sum of his annual base salary in effect immediately prior to termination of employment and the amount of his target bonus for the year of termination, and (ii) the COBRA Payments. Further, upon such termination within twenty-four (24) months after a change in control, all then-outstanding stock options, the Kopnisky December 2015 Performance Award and other equity-based awards shall become fully vested; provided, however, that any stock options and other equity-based awards tied to the achievement of one or more performance goals shall be deemed to be fully achieved at target as of the date of Mr. Kopnisky’s termination of employment and such vesting calculated on a pro rata basis. The pro rata amount is determined by dividing the total number of days during the scheduled vesting period during which Mr. Kopnisky was employed relative to the total number of days during the scheduled vesting period. That fraction is then multiplied by the total amount of performance awards for which Mr. Kopnisky would have been eligible.

Under Mr. Kopnisky’s employment agreement, payments and benefits payable in connection with a “change in control” of the Company will be reduced to the extent necessary to avoid the application of any “golden parachute” excise tax pursuant to Section 4999 of the Internal Revenue Code, but only if such reduction would result in Mr. Kopnisky receiving greater compensation and benefits on an after-tax basis.

The employment agreement also provides that, for a period of twelve (12) months following the termination of Mr. Kopnisky’s employment for any reason, he will be restricted from competing with the Company and its affiliates and from soliciting the Company’s and its affiliates’ respective customers or employees. In the event of a change in control, the non-compete provision would not apply. These provisions can be waived with the written consent of the Company. Mr. Kopnisky’s entitlement to any severance payments or benefits is subject to his compliance with these non-solicitation and non-competition requirements.

A seventy-five percent (75%) vote of the full Board is required to remove Mr. Kopnisky from the Board or to modify the employment agreement, in each case through October 31, 2016.

Potential Payments Upon Termination or Change in Control

The following table presents the benefits that would be received by Mr. Kopnisky, our President and CEO, pursuant to Mr. Kopnisky’s employment agreement, in the event he incurred a hypothetical termination of employment as of December 31, 2015.

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COMPENSATION DISCUSSION & ANALYSIS

Event	Salary and Other Cash Payments ($)	Unvested and Accelerated Awards ($)(1)	Continuance of Health and Welfare Benefits	Total ($)
Voluntary Termination Without Good Reason or Termination With Cause	¾	¾	¾	¾
Termination Without Cause or For Good Reason	$ 2,625,000	¾	$ 36,667	$ 2,661,667
Disability / Death	¾	1,808,199	¾	1,808,199
Retirement(2)	¾	¾	¾	¾
Change in Control:
Termination Without Cause or For Good Reason(3)	3,937,500	4,917,704	36,667	8,891,871

___________________

(1)	This amount includes unvested and accelerated restricted stock awards, options and performance share awards. The dollar amount is calculated based on $16.22 per share, which was the closing price of Sterling’s common stock on December 31, 2015.
(2)	Mr. Kopnisky is currently not eligible for early vesting of stock-based awards upon retirement since he has not met the eligible age and years of service requirements.
(3)	Mr. Kopnisky would receive these benefits if termination occurs on or within twenty-four (24) months of a change in control.

Luis Massiani

Also on December 8, 2015, we entered into an amended and restated employment agreement among Mr. Massiani, the Company and the Bank to replace his prior employment agreement, dated as of November 1, 2013.

Mr. Massiani’s employment agreement provides for a term ending on December 31, 2018 (unless in the event of a “change in control” (as defined in the employment agreement) in such case the employment agreement will be terminated upon the second anniversary date of the change in control, if later). Mr. Massiani’s employment agreement provides for an annual base salary of four hundred thousand dollars ($400,000), which shall be increased to four hundred fifty thousand dollars ($450,000) effective as of January 1, 2016 and further possible upward adjustment (his base salary shall not be reduced without Mr. Massiani’s consent), and a target annual bonus as determined by the Compensation Committee of the Board of Directors. In addition to an annual salary and bonus, the employment agreement provides that Mr. Massiani is entitled to participate in any equity and/or long-term compensation programs established by the Company for senior executive officers and all of the Company’s retirement, group life, health and disability insurance plans and supplemental long-term disability and any other employee benefit plans.

Mr. Massiani’s employment agreement also provides for the grant of an equity-based performance award promptly following the effective date of the employment agreement, having an aggregate value equal to one million dollars ($1,000,000) (the “Massiani December 2015 Performance Award”). See the description of the one-time special performance award under “Fiscal 2015 Target Long-Term Incentive Opportunities” above.

In the event that the Company terminates Mr. Massiani for “cause” (as defined in the employment agreement), Mr. Massiani resigns from employment without “good reason” (as defined in the employment agreement), Mr. Massiani resigns with “good reason,” or his employment ends due to his death or disability, then the Company shall only owe him for any accrued obligations. Termination of employment will not be deemed to be for “cause” unless and until there has been delivered to Mr. Massiani a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) of the membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice is provided to Mr. Massiani and he is given an opportunity, together with his counsel, to be heard before the Board).

Further, in the event of termination for death or disability, the terms of Mr. Massiani’s restricted stock awards state that they shall become fully vested. Upon being terminated without “cause” or resigning for “good reason” on or within twenty-four (24) months following a “change in control,” the Massiani December 2015 Performance Award shall become fully vested. Pursuant to the terms of Mr. Massiani’s other performance stock awards, any equity based awards that have vesting, in whole or in part, contingent upon achieving certain performance goals shall be deemed to be fully achieved at target as of the date of his termination of employment with such vesting calculated on a pro rata basis. The pro rata portion will be determined by calculating the total number

48

COMPENSATION DISCUSSION & ANALYSIS

of awarded shares that would have been received if his employment had not terminated prior to the end of the performance period, and multiplying that number by a fraction, the numerator of which is the number of full and partial months of employment he completed after the award date, and the denominator of which is the number of full and partial months between the award date and the end of the performance period.

If the Company terminates Mr. Massiani’s employment without “cause,” then the executive will, subject to his execution, delivery, and non-revocation of a release of claims, be entitled to (i) a lump sum cash payment in an amount equal to the sum of his annual base salary in effect immediately prior to his termination of employment and the amount of his target bonus for the year of termination, and (ii) monthly payments equal to his monthly premiums for post-employment group health plan continuation coverage under the Company’s group health plan for a period of eighteen (18) months following termination of employment (the “COBRA Payments”).

If the Company terminates Mr. Massiani without “cause” or he resigns for “good reason” on or within twenty-four (24) months following a “change in control,” then he will, subject to his execution, delivery, and non-revocation of a release of claims, be entitled to (i) a lump sum cash amount equal two (2) times the sum of his annual base salary in effect immediately prior to his termination of employment and the amount of his target bonus for the year of termination, and (ii) the COBRA Payments.

Under the employment agreement, payments and benefits payable in connection with a “change in control” of the Company will be reduced to the extent necessary to avoid the application of any “golden parachute” excise tax pursuant to Section 4999 of the Internal Revenue Code, but only if such reduction would result in Mr. Massiani receiving greater compensation and benefits on an after-tax basis.

Mr. Massiani’s employment agreement also provides that, for a period of twelve (12) months following the termination of his employment for any reason, he will be restricted from competing with the Company and its affiliates and, for a period of eighteen (18) months following the termination of his employment for any reason, he will be restricted from soliciting the Company’s and its affiliates’ respective customers or employees.

Potential Payments Upon Termination or Change in Control

The following table presents the benefits that would be received by Mr. Massiani, our Senior Executive Vice President & Chief Financial Officer, pursuant to Mr. Massiani’s employment agreement, in the event he incurred a hypothetical termination of employment as of December 31, 2015.

Event	Salary and Other Cash Payments ($)	Unvested and Accelerated Awards ($)(1)	Continuance of Health and Welfare Benefits	Total ($)
Voluntary Termination With or Without Good Reason, Termination With Cause	¾	¾	¾	¾
Termination Without Cause	$ 620,000	¾	$ 41,332	$ 661,332
Disability / Death	¾	339,005	¾	339,005
Retirement(2)	¾	¾	¾	¾
Change in Control:
Termination Without Cause or For Good Reason(3)	1,240,000	1,246,615	41,332	2,527,947

___________________

(1)	This amount includes unvested and accelerated restricted stock awards, options and performance share awards. The dollar amount is calculated based on $16.22 per share, which was the closing price of Sterling’s common stock on December 31, 2015.
(2)	Mr. Massiani is currently not eligible for early vesting of stock-based awards upon retirement since he has not met the eligible age and years of service requirements.
(3)	Mr. Massiani would receive these benefits if termination occurs on or within twenty-four (24) months of a change in control.

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COMPENSATION DISCUSSION & ANALYSIS

James Peoples and Rodney Whitwell

We entered into a three (3) year employment agreement effective as of November 1, 2013 with both Messrs. Peoples and Whitwell. Mr. Peoples’ agreement provides for an annual base salary of $400,000 and Mr. Whitwell’s agreement provides for an annual base salary of $350,000, in both cases subject to annual review and possible upward adjustment (such base salary shall not be reduced without the executive’s consent). The executives’ agreements provide that each is eligible to participate in the STI Plan, with such executive’s target annual bonus opportunity to be determined by the Compensation Committee and commensurate with other similarly situated senior executives of the Company. Further, each executive is eligible to participate in any equity and/or other long-term incentive compensation programs established by the Company from time to time for senior officers, again with such executive’s target annual equity award opportunity to be determined by the Compensation Committee and be commensurate with the target annual equity award opportunity available to other similarly situated senior executives of the Company.

Pursuant to each of the employment agreements for Messrs. Peoples and Whitwell, in the event that the Company terminates the executive for Cause (as defined in the employment agreements), the executive resigns from employment without Good Reason (as defined in the employment agreements), or his employment ends due to his death or disability, then the Company shall owe the executive for any accrued obligations (i.e., unpaid earned compensation, expense reimbursements and benefit entitlements). Further, in the event of termination for death or disability, the terms of Messrs. Peoples and Whitwell’s restricted stock awards state that they shall become fully vested; provided, however, that pursuant to the terms of their performance stock awards, any equity based awards that have vesting, in whole or in part, contingent upon achieving certain performance goals shall be deemed to be fully achieved at target as of the date of the executive’s termination of employment with such vesting calculated on a pro rata basis. The pro rata portion will be determined by calculating the total number of awarded shares that would have been received if the executive’s employment had not terminated prior to the end of the performance period, and multiplying that number by a fraction, the numerator of which is the number of full and partial months of employment the executive completed after the award date, and the denominator of which is the number of full and partial months between the award date and the end of the performance period.

If, however, the Company terminates Messrs. Peoples or Whitwell without Cause, then pursuant to their employment agreements, the Company shall pay the executive for any accrued obligations and, subject to the executive’s execution and delivery of an unrevoked release of claims, eighteen (18) months of COBRA premiums, as well as a lump sum amount equal to one (1) times the sum of (y) the executive’s annual base salary in effect immediately prior to termination of employment plus (z) the amount of his target bonus for the fiscal year. If such termination occurs upon or within twelve (12) months of a Change in Control (as defined in the employment agreements), then the Company shall pay such executive the above payments, but two (2) times the sum of (y) his annual base salary in effect immediately prior to termination of employment plus (z) the amount of his target bonus for the fiscal year. Further, pursuant to Messrs. Peoples and Whitwell’s award agreements, upon a change in control (as defined in the award agreements), all restricted stock and options unvested and not forfeited will fully vest. In addition, performance awards will accelerate and vest on a pro rata basis and all performance goals will be deemed met for the applicable period. The pro rata amount will be determined by calculating the total number of awarded shares that would have been received upon satisfaction of the performance condition and multiplying that number by a fraction, the numerator of which is the number of full and partial months of employment that the executive completed after an award date, and the denominator of which is the number of full and partial months between an award date and the date of a change in control. If the executive resigns from employment with Good Reason, then the Company shall pay him for any accrued obligations and, if such resignation occurs upon or within twelve (12) months after a Change in Control, then he shall be entitled to the same Change in Control payments as described above.

As a part of their agreements, each of Messrs. Peoples and Whitwell agrees to an eighteen (18) month non-solicitation period post-employment, during which he will not attempt to hire any Company or Bank employee, or solicit any Company or Bank customer (including within the six (6) months after such a relationship has ended). Each executive also agrees to a twelve (12) month non-competition period post-employment, in which he shall not compete with the Company and the Bank.

All amounts and benefits under the employment agreements shall be paid in a manner or form that complies with Section 409A or an exception thereunder.

Potential Payments Upon Termination or Change in Control

The following table presents the benefits that would be received by Mr. Peoples, our Senior Executive Vice President & Chief Banking Officer pursuant to his employment agreement, in the event he incurred a hypothetical termination of employment as of December 31, 2015.

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COMPENSATION DISCUSSION & ANALYSIS

Event	Salary and Other Cash Payments ($)		Unvested and Accelerated Awards ($)(1)	Continuance of Health and Welfare Benefits	Total ($)
Voluntary Termination With or Without Good Reason, Termination With Cause	¾		¾	¾	¾
Termination Without Cause	$620,000		¾	$ 43,594	$ 663,594
Disability / Death	¾		308,804	¾	308,804
Retirement	¾		308,804	¾	308,804
Change in Control:
Termination Without Cause or For Good Reason(2)	1,101,638	(3)	308,804	43,594	1,454,036

___________________

(1)	This amount includes unvested and accelerated restricted stock awards, options and performance share awards. The dollar amount is calculated based on $16.22 per share, which was the closing price of Sterling’s common stock on December 31, 2015.
(2)	Mr. Peoples would receive these benefits if termination occurs on or within twelve (12) months of a change in control.
(3)	Reflects a reduction to avoid the application of the “golden parachute” excise tax pursuant to Section 4999 of the Internal Revenue Code.

The following table presents the benefits that would be received by Mr. Whitwell, our Senior Executive Vice President, Chief Operating Officer, pursuant to his employment agreement, in the event he incurred a hypothetical termination of employment as of December 31, 2015.

Event	Salary and Other Cash Payments ($)		Unvested and Accelerated Awards ($)(1)	Continuance of Health and Welfare Benefits	Total ($)
Voluntary Termination With or Without Good Reason, Termination With Cause	¾		¾	¾	¾
Termination Without Cause	$490,000		¾	$ 48,480	$ 538,480
Disability / Death	¾		236,518	¾	236,518
Retirement(2)	¾		¾	¾	¾
Change in Control:
Termination Without Cause or For Good Reason(3)	940,654	(4)	236,518	48,480	1,225,652

___________________

(1)	This amount includes unvested and accelerated restricted stock awards, options and performance share awards. The dollar amount is calculated based on $16.22 per share, which was the closing price of Sterling’s common stock on December 31, 2015.
(2)	Mr. Whitwell is currently not eligible for early vesting of stock-based awards upon retirement since he has not met the eligible age and years of service requirements.
(3)	Mr. Whitwell would receive these benefits if termination occurs on or within twelve (12) months of a change in control.
(4)	Reflects a reduction to avoid the application of the “golden parachute” excise tax pursuant to Section 4999 of the Internal Revenue Code.

Michael E. Finn

In December 2014 we executed an “at will” employment retention letter agreement with Mr. Finn which became effective June 30, 2015, in connection with the HVB Merger. Mr. Finn’s agreement provides for an annual base salary of $350,000, subject to annual review. His agreement also provides that he is eligible to participate in the STI Plan, with a target annual bonus opportunity of no less than 40% of his base salary; provided, however, that his bonus in fiscal year 2015 will be no less than 40% of his base salary less any annual bonus paid to him by Legacy HVB. The actual amount of his annual bonus is to be decided by the Compensation

51

COMPENSATION DISCUSSION & ANALYSIS

Committee. Further, Mr. Finn is eligible to participate in any equity and/or other long-term compensation programs established by the Company from time to time for senior officers, again with such executive’s target annual equity award opportunity to be no less than 40% of his base salary. Additionally, following the effective date of the HVB Merger (June 30, 2015), Mr. Finn’s agreement provides that he would be granted a retention equity award, with an aggregate grant date fair market value of $200,000, which will vest in equal installments on each of the first three (3) anniversaries of the effective date of the HVB Merger. Mr. Finn’s agreement also provides that within ten (10) business days of the effective date of the HVB Merger, the Company would pay him a sign-on bonus of $50,000 in a lump sum in cash.

Pursuant to his agreement, the Company will also honor the Change in Control Agreement between Mr. Finn and Legacy HVB, dated as of April 10, 2014. This Change in Control Agreement will remain in effect in accordance with its terms through the second anniversary of the effective date of the HVB Merger (June 30, 2017). The Change in Control Agreement provides that if Mr. Finn is terminated without Cause or resigns for Good Reason (each as defined in the agreement) within twenty-four (24) months following the occurrence of a change in control (e.g., the HVB Merger) he is entitled to: (i) any accrued obligations; (ii) a lump sum cash severance payment equal to two (2) times (x) the sum of his annual base salary as in effect immediately prior to termination of employment, and (y) the target amount of his annual incentive award; (iii) a pro-rated portion of his target annual incentive award for the year in which the termination occurs; (iv) his pro rata profit sharing contribution; and (v) continued participation for two (2) years following termination for Mr. Finn and his eligible dependents under the health care plans and life insurance plans that are sponsored by the Company (or a lump sum payment to Mr. Finn sufficient to defray the cost of alternative coverage if Mr. Finn and his dependents cannot continue participation on such plans).

In the event that, within twenty-four (24) months following a change in control (e.g., the HVB Merger), the Company terminates Mr. Finn for Cause, he resigns from employment without Good Reason, or his employment ends due to his death or disability, then the Company shall owe the executive for any accrued obligations. Further, in the event of termination for death or disability, Mr. Finn shall be entitled to (i) a cash severance equal to one (1) times his salary as of the date of termination due to death or disability; (ii) a pro rata amount of his annual incentive award; and (iii) full vesting of his restricted stock awards; provided, however, that pursuant to the terms of his performance stock awards, any equity based awards that have vesting, in whole or in part, contingent upon achieving certain performance goals shall be deemed to be fully achieved at target as of the date of Mr. Finn’s termination of employment with such vesting calculated on a pro rata basis. The pro rata portion will be determined by calculating the total number of awarded shares that would have been received if the executive’s employment had not terminated prior to the end of the performance period, and multiplying that number by a fraction, the numerator of which is the number of full and partial months of employment the executive completed after the award date, and the denominator of which is the number of full and partial months between the award date and the end of the performance period.

The Change in Control Agreement does not include excise tax gross-up provisions, but rather includes a clause which provides that in the event that the total payments following a change in control would require the executive to pay an excise tax under Section 4999 of the Internal Revenue Code, as amended, then the total payments paid to the executive will be the greater of (i) a payment equal to the amount which would not result in the payment of an excise tax by the executive under Section 4999, and (ii) a payment equal to the greatest after tax amount payable to the executive after taking into account any excise tax imposed under Section 4999.

As a part of the retention letter agreement, Mr. Finn agrees, during the two (2) year period following the effective date of the HVB Merger, to a twelve (12) month non-solicitation period post-employment, during which he will not attempt to either induce to leave or hire any Company or Bank employee or independent contractor (until six (6) months after such individual’s relationship with the Company or Bank has ended), or solicit any Company or Bank customer or prospective customer to either cease or reduce its business with the Company or Bank (including within the six (6) months after such a relationship has ended.

All amounts and benefits under both the retention letter agreement and the Change in Control Agreement shall be paid in a manner or form that complies with Section 409A or an exception thereunder.

Potential Payments Upon Termination or Change in Control

The following table presents the benefits that would be received by Mr. Finn, our Executive Vice President and Chief Risk Officer, pursuant to Mr. Finn’s retention letter agreement, in the event he incurred a hypothetical termination of employment as of December 31, 2015.

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COMPENSATION DISCUSSION & ANALYSIS

Event	Salary and Other Cash Payments ($)		Unvested and Accelerated Awards ($)(1)	Continuance of Health and Welfare Benefits	Total ($)
Change in Control:(2)
Termination Without Cause or For Good Reason	$817,515	(3)	$ 220,673	¾	$ 1,038,188
Termination With Cause or Without Good Reason	817,515	(3)	¾	¾	817,515
Disability / Death	490,000		220,673	¾	710,673
Retirement(4)	¾		¾	¾	¾

___________________

(1)	This amount includes unvested and accelerated restricted stock awards, options and performance share awards. The dollar amount is calculated based on $16.22 per share, which was the closing price of Sterling’s common stock on December 31, 2015.
(2)	Mr. Finn would receive these benefits if termination occurs on or within twenty-four (24) months of a change in control.
(3)	Reflects a reduction to avoid the application of the “golden parachute” excise tax pursuant to Section 4999 of the Internal Revenue Code.
(4)	Mr. Finn is currently not eligible for early vesting of stock-based awards upon retirement since he has not met the eligible age and years of service requirements.

Director Compensation

On June 30, 2015, the Company consummated the HVB Merger. As previously reported, effective immediately prior to the consummation of the HVB Merger, James B. Klein resigned as a member of the Board of Directors of the Company and the Bank. Pursuant to the merger agreement with Legacy HVB, effective at the closing of the transaction, Sterling appointed four (4) Directors of the Board of Legacy HVB to join the Board of Directors of the combined company. Such Directors include John P. Cahill, James J. Landy, Craig S. Thompson and William E. Whiston, each of whom were members of the Board of Directors of Legacy HVB immediately prior to the HVB Merger.

General. The following discussion outlines the compensation that was earned by non-employee Directors during fiscal year 2015. Directors who are employed by us do not receive additional compensation for their service on the Board.

The Company uses a combination of cash and stock to attract and retain qualified candidates to serve on the Board. Equity compensation provides the opportunity for Directors to earn more based on the Company’s total stockholder return and to align Directors’ interests with those of the Company’s stockholders. The Nominating and Corporate Governance Committee reviews Director compensation and benefits annually and makes recommendations to the Board. See the “Director Compensation in Fiscal Year 2015” table below.

Consulting, Services and Covenant Agreements

James J. Landy Consulting Agreement

In connection with the HVB Merger, on June 30, 2015, the Company entered into a consulting agreement with Mr. Landy, pursuant to which Mr. Landy will provide general advisory services, as directed by the President and CEO, for a two (2) year period following the completion of the HVB Merger. Mr. Landy shall be available to provide such services for up to thirty (30) hours per month. The consulting agreement, which contains customary confidentiality, noncompetition, and nonsolicitation covenants, provides for a payment by Sterling National Bank of $900,054 to Mr. Landy in full satisfaction of the Company’s, Legacy HVB’s, and their respective affiliates’ obligations under Mr. Landy’s existing consulting agreement with Legacy HVB, and the payment of an annual consulting fee of $200,000 in equal monthly installments.

As a part of the consulting agreement, Mr. Landy has agreed to certain restrictive covenants, including as relates to (i) maintaining the confidentiality of certain materials, (ii) the non-solicitation of any Company employee, client, customer or prospective client or customer of the Company, for the duration of the term of the agreement and one (1) year thereafter, and (iii) the non-competition with the Company also for the duration of the term of the agreement and one (1) year thereafter.

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COMPENSATION DISCUSSION & ANALYSIS

The consulting agreement may be terminated early by either party, at any time and for any reason, by providing the other party with thirty (30) days’ advance written notice, except that if the Company terminates the consulting agreement for cause, such termination shall be effective immediately. Upon termination of the consulting agreement for any reason, the Company shall pay to Mr. Landy any earned but unpaid consulting fees for services rendered prior to such termination and shall reimburse Mr. Landy for any business expenses incurred prior to such termination and for which he would be entitled to reimbursement pursuant to the consulting agreement.

In addition, upon a termination of the consulting agreement by the Company without cause, Mr. Landy shall be entitled to a lump sum cash payment equal to the sum of the unpaid consulting fees for the period from the date of termination through the expiration of the then-current consulting period.

Services and Covenant Agreements with Louis J. Cappelli and John C. Millman

Additionally, in connection with the Provident Merger, Legacy Provident entered into services and covenant agreements with each of Messrs. Cappelli and Millman. The services and covenant agreements with Messrs. Cappelli and Millman provide for their service as, in the case of Mr. Cappelli, Chairman, and in the case of Mr. Millman, member, of the Boards of the Company and the Bank following the completion of the Provident Merger, as well as for general advisory services as requested by the CEO of the Company for a term of three (3) years. During the term of his services and covenant agreement, Mr. Cappelli shall remain the Chairman of the Board of both the Company and the Bank, and shall have such powers and perform such duties consistent with the Company’s Bylaws, including (i) presiding at Board meetings, (ii) convening and conducting regular and special Board meetings, (iii) determining, after discussion with the CEO of the Company, the agenda for Board meetings and overseeing the information that is provided to the Board for meetings, (iv) presiding at the Annual Meeting of the Company and the Bank and the annual organization meetings, (v) recommending to the N&CG Committee of the Board all members for committees of the Board and each committee chairperson, (vi) providing counsel, individually and collectively, to other Board members, utilizing his capacities to secure optimum benefits for the Company and the Bank, (vii) acting as a liaison between the Board and the CEO, (viii) overseeing the orientation of new Directors, and (ix) attending committee meetings of the Board. During the term, both Messrs. Cappelli and Millman (i) shall provide general advisory services as requested by the CEO  with respect to the business of the Company, including (A) maintaining and developing new relationships with customers and clients, (B) advising with respect to community relations issues and building new relationships in the Company’s market area, and (C)  identifying new business opportunities, including potential acquisitions and other strategic opportunities; and (ii) would remain available to consult on specific projects for the Company with respect to its business and the Provident Merger integration, as may be reasonably requested by the CEO. Further, the Chairman shall also (i) continue to be available to attend and make speeches at team member, industry, customer and community events and (ii) provide support in dealing with bank regulatory issues. Also during the term, consistent with Section 2.10 of the Company’s Bylaws relating to the Chairman, the removal of the Chairman from the Board of the Company, or the failure to appoint or reelect the Chairman to the Board of the Company, and any determination not to nominate the Chairman as a Director of the Company, in each case, shall each require the affirmative vote of at least 75% of the full Board of the Company.

Also, under the services and covenant agreements, in full settlement of Legacy Provident’s, Legacy Sterling’s and their respective affiliates’ obligations under Messrs. Cappelli’s and Millman’s former employment agreements with Legacy Sterling, Legacy Provident paid Mr. Cappelli a lump sum payment of $5.0 million and paid Mr. Millman a lump sum payment of $3.6 million (in each case, less applicable employment and income tax withholdings) in connection with the Provident Merger closing. Messrs. Cappelli and Millman were also entitled to payment of their accrued benefit under the SERP in accordance with the terms of the SERP, and in accordance therewith, $32.5 million and $7.0 million were paid to Messrs. Cappelli and Millman, respectively, in connection with the Provident Merger closing for their accrued benefit under the SERP. They both also retain all rights and benefits in respect of any death benefits under their split-dollar life insurance agreements with Legacy Sterling in accordance with their respective terms and are entitled to benefits under the terms of employee health benefit plans of Legacy Sterling as of the date they ceased to be employees (other than separation or termination pay or benefits).

During the term of their agreements, Mr. Cappelli is paid an annual fee of $350,000, Mr. Millman is paid an annual fee of $200,000 (each payable in equal monthly installments), and each of them is provided his current office, his current office assistant and reasonable office support as needed. Each of them also is provided with health insurance benefits and club membership(s) and automobile perquisites in accordance with their employment agreements with Legacy Sterling (which includes three club memberships and car and driver for Mr. Cappelli). Mr. Cappelli also received a grant of restricted stock units following the completion of the Provident Merger, which had an aggregate grant date value of $3.0 million. The restricted stock units vest and settle in equal annual installments on each of the first three (3) anniversaries of the grant date, subject to Mr. Cappelli’s continued service (except in the case of certain terminations) and subject to material compliance with certain restrictive covenants. Mr. Cappelli also is

54

COMPENSATION DISCUSSION & ANALYSIS

entitled to an income tax gross-up on up to $45,000 of imputed income per calendar year during the term of his agreement in respect of the split-dollar life insurance or mutual benefit exchange policies. Each of these annual fees, health insurance benefits, club and automobile perquisites, and life insurance premiums paid by the Company for the benefit of Messrs. Cappelli and Millman during the fiscal year are reflected below in the “Director Compensation in Fiscal Year 2015” table. The “Director Compensation in Fiscal Year 2015” table also includes the following for Mr. Cappelli: the amount of Mr. Cappelli’s tax gross-up for imputed income related to his split-dollar life insurance or medical benefit exchange policies for the fiscal year and an estimate of the costs of providing his office assistant for personal matters.

As a part of the services and covenant agreements, each of Messrs. Cappelli and Millman have agreed to certain restrictive covenants, including as relates to (i) maintaining the confidentiality of certain materials, (ii) the non-solicitation of any Company employee or independent contractor, or client or customer of the Company, for the duration of the term of the agreement and three (3) years thereafter, and (iii) the non-competition with the Company also for the duration of the term of the agreement and three (3) years thereafter.

The services and covenant agreements may be terminated early by either party upon thirty (30) days’ prior written notice without further obligations under the agreements other than payment of earned but unpaid fees, except where the termination is by reason of death, without cause, for good reason or due to disability (in each case, as defined in the agreements). If a termination prior to the end of the term is by the Company without cause, by Mr. Cappelli or Mr. Millman for good reason or by reason of disability, Mr. Cappelli or Mr. Millman, as applicable, would continue to receive the unpaid annual fees he would have received for the original three (3)-year term had he continued to perform the agreement and health insurance benefits for the original three (3)-year term, and Mr. Cappelli’s restricted stock unit award would continue to vest as if he had continued under his agreement for the original three (3)-year term, subject to the execution and non-revocation of a release of claims in favor of the Company and continued compliance with the above restrictive covenants. In the case of death, the designated beneficiary or estate would receive a lump sum payment of the unpaid fees that Mr. Cappelli or Mr. Millman, as applicable, would have received under the agreement for the original three (3)-year term, and Mr. Cappelli’s restricted stock unit award would vest and be settled.

The following table sets forth compensation information with respect to our non-employee Directors during fiscal year 2015.

DIRECTOR COMPENSATION IN FISCAL YEAR 2015

Name (a)	Fees Earned or Paid in Cash ($) (b)		Stock Awards ($) (c)(1)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings ($) (d)	All Other Compensation ($) (e)		Total ($) (f)
Robert Abrams	$48,750		$19,999	$—	$—		$68,749
John P. Cahill	32,500	(2)	19,999	—	—		52,499
Louis J. Cappelli – Chairman(3)	—		—	—	566,339	(4)	566,339
James F. Deutsch	44,000		—	—	20,000	(5)	64,000
Navy E. Djonovic	46,750		19,999	—	—		66,749
Fernando Ferrer	52,000		19,999	—	—		71,999
William F. Helmer	47,000		19,999	—	—		66,999
Thomas G. Kahn	40,250		19,999	—	—		60,249
James B. Klein(6)	20,000		—	—	—		20,000
James. J. Landy	24,000		19,999	—	—		43,999
Robert W. Lazar	60,375	(7)	19,999	—	—		80,374
John C. Millman(8)	—		—	—	247,045	(9)	247,045
Richard O’Toole	42,750		19,999	—	—		62,749
Burt Steinberg	58,750		19,999	—	—		78,749
Craig S. Thompson	26,500		19,999	—	—		46,499
William E. Whiston	19,000		19,999	—	—		38,999

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COMPENSATION DISCUSSION & ANALYSIS

___________________

(1)	Represents the value of restricted stock awards based on the Company’s closing stock price on December 31, 2015 of $16.22 for the fiscal year 2015.
(2)	Amount includes the aggregate grant date fair value of the grant of phantom stock, exercisable upon settlement, pursuant to the terms of the Company’s Directors Deferred Compensation Plan.
(3)	Mr. Cappelli’s compensation for serving as Chairman of the Board is pursuant to his services and covenant agreement with the Company, as described above under “Director Compensation.”
(4)	Amount includes compensation under Mr. Cappelli’s services and covenant agreement ($350,000). Amount also includes the value of life insurance coverage provided for the benefit of Mr. Cappelli ($61,831) and the aggregate incremental cost to the Company of the following perquisites for the fiscal year: health insurance benefits ($9,558); annual dues for club memberships ($9,360); automobile lease and related expenses ($26,734); the cost associated with Mr. Cappelli’s use of a driver ($55,051); and office assistant services for personal matters ($53,805) computed as a proportion of the assistant’s compensation based on an estimate of personal use. Amount does not include any expense allocation for office space, which is at the Company’s business location and within its existing leased space at no incremental additional cost.
(5)	In lieu of receiving a restricted stock award valued at $20,000, Patriot (of which Mr. Deutsch is a Managing Partner) received a $20,000 cash payment.
(6)	Mr. Klein served as a Director for a portion of fiscal year 2015, but is no longer a member of the Board. Mr. Klein was a Director of the Company who rotated off of the Board, effective immediately prior to the consummation of the HVB Merger. Mr. Klein’s resignation was not the result, in whole or in part, of any disagreement with the Company or the Company’s management.
(7)	Amount includes the aggregate grant date fair value of the grant of phantom stock, exercisable upon settlement, pursuant to the terms of the Company’s Directors Deferred Compensation Plan.
(8)	Mr. Millman’s compensation for serving as a Director of the Board is pursuant to his services and covenant agreement with the Company, as described above under “Director Compensation.”
(9)	Amount includes compensation under Mr. Millman’s services and covenant agreement ($200,000). Amount also includes the value of life insurance coverage provided for the benefit of Mr. Millman ($9,559) and the aggregate incremental cost to the Company of the following perquisites for the fiscal year: health insurance benefits ($18,150); annual dues for one club membership ($4,798); and automobile lease and related expenses ($14,538). Mr. Millman also has access to office space at the Company’s business location within its existing leased space and to an office assistant otherwise employed by the Company, for each of which the Company estimates no incremental additional cost for the fiscal year.

Director Outstanding Equity Awards and Options

The following table sets forth information concerning phantom stock exercisable for Company common stock and unvested restricted stock units for each non-employee Director outstanding at December 31, 2015, whether granted in 2015 or earlier. There were no unexercised options held by any non-employee Director outstanding at December 31, 2015, whether granted in 2015 or earlier.

Stock Awards
Name (a)	Number of Shares of Phantom Stock that have not been exercised (#) (b)	Number of RSUs that have not Vested (#) (c)
Robert Abrams	¾	¾
Louis J. Cappelli – Chairman	¾	85,325(1)
John P. Cahill	678(2)	¾
James F. Deutsch	¾	¾
Navy E. Djonovic	¾	¾
Fernando Ferrer	¾	¾
William F. Helmer	¾	¾
Thomas G. Kahn	¾	¾
James. J. Landy	¾	¾

56

COMPENSATION DISCUSSION & ANALYSIS

Robert W. Lazar	702(2)	¾
John C. Millman	¾	¾
Richard O’Toole	¾	¾
Burt Steinberg	¾	¾
Craig S. Thompson	¾	¾
William E. Whiston	¾	¾

____________________

(1)	Grant of restricted stock units that vest in three (3) equal installments on each October 31, beginning October 31, 2014.
(2)	Grant of phantom stock exercisable immediately upon settlement, pursuant to the terms of the Company’s Directors Deferred Compensation Plan.

2015 Board Compensation. In the fall of 2013, the N&CG Committee reviewed a competitive assessment of director compensation prepared by Meridian that analyzed the director pay practices of twenty (20) of the Company’s peers, to establish a competitive Director pay scale post-Provident Merger. To reflect the larger size of the Company post-merger and for consistency with its market peers, certain adjustments were made to Director compensation, effective as of January 1, 2014. For fiscal year 2015, Directors of the Company received an annual retainer fee of $24,000. Directors also received a fee of $1,500 per Board meeting attended (up from $1,200) and $1,000 per committee meeting attended (up from $500). The chairman of each committee received an additional $5,000 per year, up from $2,000 (with the exception of the Audit Committee Chairman who receives $7,500 per year, up from $4,000). Directors who are also employees of the Company are not eligible to receive any fees for their service as a director. In the fall of 2015, Meridian again assessed Director compensation and adjustments will be made in fiscal 2016 to reflect the larger size of the Company post-HVB Merger.

Stock Awards and Stock Option Grants. For service rendered during the fiscal year ended 2015, each non-employee Director of the Company (except for Messrs. Cappelli and Millman, whose compensation is governed by their services and covenant agreements with the Company) was granted a restricted stock award valued at $20,000, on December 31, 2015 (Mr. Deutsch opted instead to receive a $20,000 cash payment payable to Patriot, of which he is a Managing Partner).

Sterling National Bank Deferred Director Fee Plan. Effective January 1, 2016, the Company amended, restated and renamed the 2005 Deferred Director Fee Plan to the Sterling National Bank Deferred Director Fee Plan (the “Deferred Fee Plan”). Pursuant to the Deferred Fee Plan, non-employee Directors may elect to defer all or a portion of their Board fees earned during a calendar year. Currently, Directors Cahill, Ferrer, Kahn and Lazar participate in the Deferred Fee Plan. Each Director may express to the committee appointed to administer the Deferred Fee Plan a preference as to how the Director’s deferral account should be hypothetically invested among the investment options designated by the committee (which may include the Company’s common stock).

Under the terms of the Deferred Fee Plan, deferred amounts are credited to a bookkeeping account established in the name of each Director. Deferral accounts are generally paid to a Director in quarterly installments over five (5) years (unless the Director elects, in compliance with Internal Revenue Code Section 409A, payment in a lump sum or payment in installments over a different number of years) commencing as of the earliest of (a) the date elected by the Director, (b) the Director’s attaining age 75, or (c) the Director’s separation from service. In the event of the Director’s death, the Director’s deferral account is paid to the Director’s designated beneficiary in the same form as it would otherwise have been paid to the Director, commencing in the first calendar quarter after death. In the event of a change in control of the Company or the Bank, Directors’ deferral accounts are required to be paid to Directors in the form of a lump sum payment within 60 days after the change in control. A Director may request an early distribution from the Director’s deferral account on the account of hardship within the meaning of Internal Revenue Code Section 409A. Distributions are made in cash, except that to the extent that a Director’s deferral account is hypothetically invested in shares of Company common stock, in which case the distribution is made in the form of Company common stock (subject to the Director being eligible to elect distribution in cash after a change in control).

All obligations arising under the deferred compensation agreements are payable from the Company’s general assets; however, the Company may establish a rabbi trust to help ensure that sufficient assets will be available to pay the benefits under the deferred compensation agreements.

57

COMPENSATION DISCUSSION & ANALYSIS

Transactions with Certain Related Persons

The Sarbanes-Oxley Act of 2002 generally prohibits loans by the Company to its executive officers and Directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by the Bank to its executive officers and Directors in compliance with federal banking regulations, including Regulation O. Federal regulations require that all loans or extensions of credit to executive officers and Directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. The Bank is therefore generally prohibited from making any new loans or extensions of credit to executive officers and Directors at different rates or terms than those offered to the general public. Notwithstanding this rule, federal regulations permit the Bank to make loans to executive officers and Directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or Director over any other employee.

Consistent with the Company’s Code of Ethics, proposed transactions with related persons must be disclosed to the Company. The Board must approve such transactions with Directors or executive officers to the extent required under the Code of Ethics. The Director or executive officer is required to disclose all non-privileged information the person has, and thereafter may not partake in any decision-making process. The Board evaluates the transaction, and may approve, reject, or set other conditions in its discretion. To qualify for approval, a transaction must be on the same terms, conditions, and collateral as would be reasonable if entered into with an unrelated third party. In the case of a proposed transaction with or related to a Director, the Board will also consider the effect, if any, the transaction would have on the independence of the Director.

A number of our Directors and officers and certain business organizations associated with them have been customers of our banking and other subsidiaries. During the year ended December 31, 2015, all extensions of credit to these persons, which were made only by the Bank, have been made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to the lender and did not involve more than the normal risk of collectability or present other unfavorable features. We have adopted written policies to implement the requirements of Regulation O of the Federal Reserve Board, which restricts the extension of credit to Directors and executive officers and their related interests. Regulation O is made applicable to the bank by provisions of the Home Owners’ Loan Act and the regulations of the Office of Comptroller of the Currency. Under these policies, extensions of credit that exceed regulatory thresholds must be approved by the Board of Directors of the Bank.

There have not been any transactions during the last fiscal year, except for the Bank’s loan to Eastland Shoe Corp. (“Eastland”) as discussed below, to which we have been a party, in which the amount involved in the transaction exceeded $120,000, and in which any of our Directors, executive officers or holders of more than 5% of our capital stock had or will have a direct or indirect material interest other than equity and other compensation, termination, change-in-control and other arrangements, which are described in the sections captioned “Executive Compensation —Potential Payments Upon Termination or Change in Control” and “Director Compensation.”

Eastland, a footwear manufacturer, is a related interest of former Director James Klein, a one-third owner and President of Eastland, who resigned from the Company’s Board effective immediately prior to the June 30, 2015 consummation of the HVB Merger. Eastland has a $7.0 million revolving loan with the Bank, of which Eastland had drawn $4.1 million as of December 31, 2015. The loan’s interest rate is the Wall Street Journal Prime Rate plus 2.50%, or 6.00% as of December 31, 2015. The largest amount of principal outstanding during fiscal year 2015 was $4,906,476 at October 15, 2015. During fiscal year 2015, due to its revolving nature, the amount of principal paid by Eastland on the loan was $0, and the amount of interest paid by Eastland on the loan during fiscal year 2015 was $172,193. The loan was made on substantially the same terms and conditions (including interest rate and collateral), and following credit underwriting procedures that were not less stringent than those prevailing for comparable transactions by the Bank with other persons not covered by Regulation O. Further, the loan and its terms were reviewed and approved by the Board.

For identification of each Director determined to be independent, see “Proposal I – Election of Directors – Director Independence.”

58

OTHER MATTERS/HOUSEHOLDING OF PROXY STATEMENTS AND ANNUAL REPORTS/MISCELLANEOUS

Stockholder Proposals

Under applicable SEC rules, any stockholder who intends to present a proposal at the 2017 Annual Meeting and who wishes to have the proposal included in our proxy statement for that meeting must deliver the proposal to us at our executive offices, 400 Rella Boulevard, Montebello, New York 10901, or such other address indicated in the Company’s filings, and such proposal must be received by the Company within one hundred twenty (120) calendar days before the date the Company distributed its proxy statement to stockholders for the previous year’s meeting. The Company distributed its 2016 proxy statement to stockholders on April 14, 2016, thereby requiring that any stockholder proposal be received by the Company by December 16, 2016 for next year’s proxy statement. All stockholder proposals must comply with all applicable rules and regulations adopted by the SEC.

Advance Notice of Business to be Conducted at an Annual Meeting

Our Bylaws provide an advance notice procedure for certain business, or nominations to the Board, to be brought before an Annual Meeting of stockholders. In order for a stockholder to properly bring business before an Annual Meeting, or to propose a nominee to the Board, the stockholder must deliver written notice to the Corporate Secretary of Sterling not less than ninety (90) days prior to the anniversary date of our proxy materials for the preceding year’s Annual Meeting; provided, however, that if the date of the Annual Meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year’s Annual Meeting, notice by the stockholder to be timely must be so delivered not later than the close of business on the tenth (10th) day following the day on which public announcement of the date of such Annual Meeting is first made. The notice must include, among other information, the stockholder’s name, record address, and number of shares owned, describe briefly the proposed business, the reasons for bringing the business before the Annual Meeting, and any material interest of the stockholder and the beneficial owner, if any, in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require us to include in our proxy statement and proxy relating to an Annual Meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

Advance written notice for certain business, or nominations to the Board, to be brought before the next Annual Meeting must be given to us by January 14, 2017. If notice is received after January 14, 2017 it will be considered untimely, and we will not be required to present the matter at the stockholders meeting.

OTHER MATTERS

This Proxy Statement and accompanying notice of meeting provide notice that the stockholders will be asked to vote on the election of the Company’s Director nominees, the Say-on-Pay proposal, and the ratification of the appointment of Crowe Horwath as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016. In accordance with the Company’s Bylaws, no persons other than the Company’s nominees may be nominated for Director election or elected at the Annual Meeting and no business may be transacted at the meeting except the election of the Company’s Director nominees, the stockholder vote on the Say-on-Pay proposal, and the stockholder vote on the ratification of the appointment of Crowe Horwath as the Company’s independent registered public accounting firm for the fiscal year ending December  31, 2016 and such other matters as may be brought before the meeting by or at the direction of the Board or an authorized committee of the Board. If any matters should properly come before the Annual Meeting of stockholders, it is intended that the Board, as holders of the proxies, will act as determined by a majority vote.

HOUSEHOLDING OF PROXY STATEMENTS AND ANNUAL REPORTS

For those stockholders who request paper delivery of the proxy materials, Sterling intends to deliver only one Annual Report and Proxy Statement to multiple registered stockholders sharing the same address unless it has received contrary instructions from one or more of the stockholders. If individual stockholders wish to receive a separate copy of the Annual Report or Proxy Statement they may call or write and request separate copies currently or in the future as follows:

59

OTHER MATTERS/HOUSEHOLDING OF PROXY STATEMENTS AND ANNUAL REPORTS/MISCELLANEOUS

Investor Relations
Sterling Bancorp
400 Rella Boulevard
Montebello, New York 10901
Phone: 845.369.8040
Fax:     845.369.8066

Registered stockholders sharing the same address and receiving multiple copies of Annual Reports or Proxy Statements may request the delivery of a single copy by writing or calling the above address or phone number.

MISCELLANEOUS

The cost of solicitation of proxies will be borne by Sterling. Sterling will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, Directors, officers and regular employees of Sterling may solicit proxies personally or by telephone without additional compensation.

A COPY OF STERLING’S ANNUAL REPORT ON FORM 10-K FOR THE PERIOD ENDED DECEMBER 31, 2015 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO INVESTOR RELATIONS, 400 RELLA BOULEVARD, MONTEBELLO, NEW YORK, 10901 OR BY CALLING 845.369.8040.

BY ORDER OF THE BOARD OF DIRECTORS

Katharine B. Brown
Corporate Secretary
Montebello, New York
April 14, 2016

60

ANNEX A

GAAP Reconciliation

As previously described, for the purposes of certifying the Company’s performance under the Company’s compensation plans, the Compensation Committee typically makes adjustments to the Company’s GAAP results to ensure that the participants are compensated for the Company’s core performance. These adjustments can include GAAP net income for gains or losses on sales or purchases of businesses and investment securities, merger-related and restructuring charges and similar non-core performance items, on an after-tax basis. These adjustments are made so that participants are compensated for the Company’s core performance and are neither penalized nor rewarded for one-time charges, unusual gains, or similar non-core events.

In light of the significant progress on the three key strategic initiatives (merger and integration of Legacy Sterling, completion of the banking systems conversion and the consolidation of our financial centers and other locations, as mentioned in the “Our Strategic Accomplishments” section above), for 2015 the Compensation Committee determined that an adjustment to the reported GAAP financial results to exclude merger-related expense and other certain charges and gains, which totaled $58.2 million pre-tax for the twelve months ended December 31, 2015, was appropriate. This adjustment to the Company’s GAAP net income is set forth in the tables below (“Adjusted Net Income”).

The adjustments for 2015 impact the STI Plan’s performance metrics of EPS and ROTA. The Company derives each of these non-GAAP performance metrics from its Adjusted Net Income, which, as described above, is a non-GAAP financial measure, and accordingly, each of these adjusted financial measures is determined by methods other than in accordance with GAAP. See the reconciliation of the Company’s non-GAAP measures below. Using Adjusted Net Income resulted in earnings per share of $0.96 and return on average tangible assets of 1.17%. Accordingly, the Compensation Committee scored the Corporate Component at 125% of target.

2015 Adjusted Net Income for Annual Incentive Award

Adjusted Net Income ($ in thousands)
2015 GAAP net income as reported:	$66,114
Adjustments:
Net (gain) on sale of securities	(4,837)
Merger-related expense	17,079
Charge for asset write-downs, banking systems conversion, retention, severance	29,046
Charge on benefit plan settlement	13,384
Amortization of non-compete agreements	3,526
Total adjustments:	58,198
Income tax (benefit)	(18,914)
Total adjustments net of taxes / Compensation Committee approved adjustments	39,284
Adjusted net income	$105,398

1

ANNEX A

2015 Annual Incentive Award Performance Metrics

Performance Metric	GAAP Performance Metric	Performance Metric Calculated Using Adjusted Net Income
Earnings per share (1)	$0.60	$0.96
Return on average tangible assets (2)	0.73%	1.17%

___________________

(1) Represents earnings per share calculated using weighted average diluted common shares.

(2) Represents the return on assets calculated using daily average total assets.

2

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. E04687-P77436 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 23, 2016. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/STL2016 You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 23, 2016. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ! ! ! ! For Against Abstain SCAN TO VIEW MATERIALS & VOTE w STERLING BANCORP For address changes and/or comments, please check this box and write them on the back where indicated. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. STERLING BANCORP 400 RELLA BOULEVARD MONTEBELLO, NY 10901-4243 ! ! ! For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 1. Election of all current Directors for a one (1) year term until their successors are elected and qualified: Nominees: The Board of Directors recommends you vote FOR the following: 01) Robert Abrams 02) John P. Cahill 03) Louis J. Cappelli 04) James F. Deutsch 05) Navy E. Djonovic 06) Fernando Ferrer 07) William F. Helmer 08) Thomas G. Kahn 09) Jack Kopnisky 10) James J. Landy 11) Robert W. Lazar 12) John C. Millman 13) Richard O'Toole 14) Burt Steinberg 15) Craig S.Thompson 16) William E. Whiston 3. Ratification of the appointment of Crowe Horwath LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2016; and 4. The transaction of such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. 2. Approval, by non-binding vote, of the compensation of the Named Executive Officers (Say-on-Pay); The Board of Directors recommends you vote FOR the following proposals: ! ! !

E04688-P77436 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. Address Changes/Comments: _______________________________________________________________________________ ________________________________________________________________________________________________________ (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) STERLING BANCORP Annual Meeting of Stockholders May 24, 2016 11:00 AM This proxy is solicited by the Board of Directors The Stockholder hereby appoints each of Louis J. Cappelli and Jack L. Kopnisky, acting as the official proxy committee with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of Sterling Bancorp (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Stockholders ("Annual Meeting") to be held at www.virtualshareholdermeeting.com/STL2016, on May 24, 2016, at 11:00 a.m. Eastern Time, and at any adjournment thereof, and to act with respect to all votes that the undersigned would be entitled to cast, if then personally present. THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR THE INTERNET OR COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Continued and to be signed on reverse side

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. E04689-P77436 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 5:00 P.M. Eastern Time on May 19, 2016. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 5:00 P.M. Eastern Time on May 19, 2016. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTE w PURSUANT TO THE TERMS OF THE STERLING NATIONAL BANK 401(k) PLAN, THIS VOTING INSTRUCTION CARD, PROPERLY SIGNED AND DATED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, WILL BE VOTED IN ACCORDANCE WITH THE TERMS OF THE PLAN. Please sign exactly as your name(s) appear(s) hereon. ! ! ! STERLING BANCORP ! ! ! For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. For Against Abstain 1. Election of all current Directors for a one (1) year term until their successors are elected and qualified: Nominees: The Board of Directors recommends you vote FOR the following: 01) Robert Abrams 02) John P. Cahill 03) Louis J. Cappelli 04) James F. Deutsch 05) Navy E. Djonovic 06) Fernando Ferrer 07) William F. Helmer 08) Thomas G. Kahn 09) Jack Kopnisky 10) James J. Landy 11) Robert W. Lazar 12) John C. Millman 13) Richard O'Toole 14) Burt Steinberg 15) Craig S.Thompson 16) William E. Whiston 3. Ratification of the appointment of Crowe Horwath LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2016; and 4. The transaction of such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. 2. Approval, by non-binding vote, of the compensation of the Named Executive Officers (Say-on-Pay); The Board of Directors recommends you vote FOR the following proposals: ! ! ! STERLING BANCORP 400 RELLA BOULEVARD MONTEBELLO, NY 10901-4243

E04690-P77436 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. STERLING BANCORP Annual Meeting of Stockholders May 24, 2016 11:00 AM This proxy is a voting instruction card solicited by the Board of Directors The undersigned hereby directs the Trustee of the Sterling National Bank 401(k) Plan (“401(k) Plan”) to vote all shares of common stock of Sterling Bancorp credited to the undersigned’s account, for which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on May 24, 2016, at 11:00 a.m. Eastern Time and at any and all adjournments thereof as set forth on the reverse side hereof. Your vote and the votes of other participants will be tallied by Broadridge and the results provided to the Trustee who will: (1) vote the shares held in the 401(k) Plan for which the Trustee has received timely instructions on each proposal specified on this voting instruction card based on the timely voting instructions it has received from participants, and (2) vote all shares for which the Trustee has not received timely instructions (including unallocated shares), on each proposal specified on the voting instruction card in the same proportion as shares for which it has received timely voting instructions. Voting instructions for shares allocated to your 401(k) Plan account must be received by 5:00 p.m. Eastern Time on May 19, 2016. Your voting instruction is confidential. All voting instruction cards should be forwarded to Broadridge and should not be mailed to Sterling Bancorp. If Broadridge receives more than one voting instruction card from you, the card bearing the latest date will be considered to have cancelled all cards bearing an earlier date. PLEASE COMPLETE, DATE, SIGN AND MAIL THIS VOTING INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE VIA THE INTERNET OR BY TELEPHONE. IT IS NOT NECESSARY TO RETURN YOUR VOTING INSTRUCTION CARD IF YOU USE THE TELEPHONE OR INTERNET. Continued and to be signed on reverse side